UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10331

Name of Fund:   BlackRock California Municipal Income Trust (BFZ)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock California Municipal Income Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2016

Date of reporting period: 01/31/2016

Item 1 – Report to Stockholders

JANUARY 31, 2016

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock California Municipal Income Trust (BFZ)

BlackRock Florida Municipal 2020 Term Trust (BFO)

BlackRock Municipal Income Investment Trust (BBF)

BlackRock Municipal Target Term Trust (BTT)

BlackRock New Jersey Municipal Income Trust (BNJ)

BlackRock New York Municipal Income Trust (BNY)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	SEMI-ANNUAL REPORT	JANUARY 31, 2016

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions have been the overarching themes driving financial markets over the past couple of years. With U.S. growth outpacing the global economic recovery while inflationary pressures remained low, investors spent most of 2015 anticipating a short-term rate hike from the Federal Reserve (“Fed”), which ultimately came to fruition in December. In contrast, the European Central Bank and the Bank of Japan moved to a more accommodative stance over the year. In this environment, the U.S. dollar strengthened considerably, causing profit challenges for U.S. exporters and high levels of volatility in emerging market currencies and commodities.

Market volatility broadly increased in the latter part of 2015 and continued into 2016 given a collapse in oil prices and decelerating growth in China, while global growth and inflation failed to pick up. Oil prices were driven lower due to excess supply while the world’s largest oil producers had yet to negotiate a deal that would stabilize oil prices. In China, slower economic growth combined with a depreciating yuan and declining confidence in the country’s policymakers stoked worries about the potential impact to the broader global economy. After a long period in which global central bank policies had significant influence on investor sentiment and hence the direction of financial markets, in recent months, the underperformance of markets in Europe and Japan — where central banks had taken aggressive measures to stimulate growth and stabilize their currencies — highlighted the possibility that central banks could be losing their effectiveness.

In this environment, higher quality assets such as municipal bonds, U.S. Treasuries and investment grade corporate bonds outperformed risk assets including equities and high yield bonds. Large cap U.S. equities fared better than international developed and emerging markets.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(6.77)%	(0.67)%
U.S. small cap equities (Russell 2000® Index)	(15.80)	(9.92)
International equities (MSCI Europe, Australasia, Far East Index)	(14.58)	(8.43)
Emerging market equities (MSCI Emerging Markets Index)	(16.96)	(20.91)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.05	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.36	(0.41)
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	1.33	(0.16)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.67	2.66
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(7.75)	(6.58)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended January 31, 2016

Municipal Market Conditions

Municipal bonds generated positive performance for the period, due to a favorable supply-and-demand environment. Interest rates were volatile in 2015 (bond prices rise as rates fall) leading up to a long-awaited rate hike from the U.S. Federal Reserve (the “Fed”) that ultimately came in December. However, ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in strong demand for fixed income investments, with municipal bonds being one of the strongest-performing sectors. Investors favored the relative stability of municipal bonds amid bouts of volatility resulting from uneven U.S. economic data, falling oil prices, global growth concerns, geopolitical risks, and widening central bank divergence — i.e., policy easing outside the United States while the Fed was posturing to commence policy tightening. During the 12 months ended January 31, 2016, municipal bond funds garnered net inflows of approximately $16 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained relatively strong from a historical perspective at $392 billion (considerably higher than the $349 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 60%) as issuers took advantage of low interest rates and a flatter yield curve to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of January 31, 2016
6 months: 3.67%
12 months: 2.66%

A Closer Look at Yields

From January 31, 2015 to January 31, 2016, yields on AAA-rated 30-year municipal bonds increased by 25 basis points (“bps”) from 2.50% to 2.75%, while 10-year rates fell by 1 bp from 1.72% to 1.71% and 5-year rates increased 6 bps from 0.94% to 1.00% (as measured by Thomson Municipal Market Data). The slope of the municipal yield curve remained unchanged over the 12-month period with the spread between 2- and 30-year maturities holding steady at 209 bps as the spread between 2- and 10-year maturities flattened by 26 bps and the spread between 10- and 30-year maturities steepened by 26 bps.

During the same time period, U.S. Treasury rates increased by 50 bps on 30-year bonds, 25 bps on 10-year bonds and 14 bps on 5-year bonds. Accordingly, tax-exempt municipal bonds outperformed Treasuries, most notably in the intermediate and long-end of the curve as a result of manageable supply and robust demand. In absolute terms, the positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities had become scarce. More broadly, municipal bonds benefited from the greater appeal of tax-exempt investing in light of the higher tax rates implemented in 2014. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of January 31, 2016, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the US municipal bond market. All bonds in the index are exempt from US federal income taxes or subject to the alternative minimum tax. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	SEMI-ANNUAL REPORT	JANUARY 31, 2016

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trusts’ Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on the Trusts’ longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a intended leveraging strategy will be successful.

Leverage also generally causes greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trusts were not leveraged. In addition, the Trusts may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trusts incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment advisor will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”), Variable Rate Muni Term Preferred Shares (“VMTP Shares”), Remarketable Variable Rate Muni Term Preferred Shares (“RVMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Trusts’ obligations under the TOB Trust (including accrued interest), a TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	5

Trust Summary as of January 31, 2016	BlackRock California Municipal Income Trust

Trust Overview

BlackRock California Municipal Income Trust’s (BFZ) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income and California income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations that are investment grade quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on New York Stock Exchange (“NYSE”)	BFZ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of January 31, 2016 ($15.94)[1]	5.44%
Tax Equivalent Yield[2]	11.09%
Current Monthly Distribution per Common Share[3]	$0.0722
Current Annualized Distribution per Common Share[3]	$0.8664
Economic Leverage as of January 31, 2016[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.93%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
BFZ[1],2	11.86%	4.37%
Lipper California Municipal Debt Funds[3]	10.81%	5.97%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds performed well during the six-month period, as the combination of falling U.S. Treasury yields and improving municipal finances created healthy buying interest in the asset class. (Prices rise as yields fall). Municipals also benefited from a general “flight to quality” caused by the elevated volatility in the higher-risk segments of the financial markets.

•

California municipal bonds outperformed the national tax-exempt market, reflecting the improvement in state finances that resulted from the combination of austerity measures and steady revenues from a diversified economy. In addition, the market benefited from the robust demand for tax-exempt investments in a state with a high income tax.

•

The Trust’s positions in longer-term bonds made a strong contribution to performance at a time in which yields fell. Its investments in AA-rated credits in the school district, transportation and health care sectors also aided performance. AA-rated bonds generally experienced rising valuations as a result of California’s improving credit profile. On a sector basis, investments in health care and utilities made the largest contributions to performance. The Trust was also helped by having a zero-weighting in Puerto Rico credits, which fell in price as the deterioration of the Commonwealth’s finances led it to pursue additional debt restructuring efforts.

•

Using TOBs, the Trust continued to employ leverage in order to increase income at a time in which the municipal yield curve was steep and short-term interest rates remained low. Leverage amplifies the effect of interest rate movements, which was a positive for Fund performance during the past six months, given that yields declined.

•

The Trust generally kept its position in cash and cash equivalents at a minimum level. To the degree that the Trust held reserves, these securities added little in the form of additional yield and provided no price performance in a generally positive period for the market. As a result, the Trust’s cash position detracted slightly from performance. The Trust utilized ten-year U.S. Treasury futures contracts to manage exposure to a rise in interest rates, which had a slightly negative impact on performance given that the Treasury market finished with positive returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	SEMI-ANNUAL REPORT	JANUARY 31, 2016

BlackRock California Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	1/31/16	7/31/15	Change	High	Low
Market Price	$15.94	$14.65	8.81%	$16.14	$14.55
Net Asset Value	$16.09	$15.84	1.58%	$16.13	$15.64

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	1/31/16		7/31/15
County/City/Special District/School District	38%		37%
Utilities	24		27
Education	12		12
Health	12		10
Transportation	7		6
State	6		6
Tobacco	1		1
Corporate	—	[2]	1
Housing	—	[2]	—

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31, 2016	1%
2017	6
2018	11
2019	28
2020	3

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	1/31/16	7/31/15
AAA/Aaa	7%	7%
AA/Aa	76	75
A	15	17
BBB/Baa	1	—	[2]
B	1	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Represents less than 1% of the Trust’s total investments.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	7

Trust Summary as of January 31, 2016	BlackRock Florida Municipal 2020 Term Trust

Trust Overview

BlackRock Florida Municipal 2020 Term Trust’s (BFO) (the “Trust”) investment objectives are to provide current income exempt from regular federal income tax and Florida intangible personal property tax and to return $15.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2020. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Florida intangible personal property tax. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar-weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in such securities or synthetically through the use of derivatives. Effective January 1, 2007, the Florida intangible personal property tax was repealed.

There is no assurance that the Trust will achieve its investment objective of returning $15.00 per share.

Trust Information
Symbol on NYSE	BFO
Initial Offering Date	September 30, 2003
Termination Date (on or about)	December 31, 2020
Yield on Closing Market Price as of January 31, 2016 ($15.04)[1]	2.47%
Tax Equivalent Yield[2]	4.36%
Current Monthly Distribution per Common Share[3]	$0.031
Current Annualized Distribution per Common Share[3]	$0.372
Economic Leverage as of January 31, 2016[4]	—

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Percentage is less than 1% which represents TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
BFO[1],2	2.80%	1.43%
Lipper Other States Municipal Debt Funds[3]	7.55%	5.60%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

The Trust is scheduled to terminate on or about December 31, 2020, and it therefore holds securities that will mature close to that date. Given that longer-term bonds generally delivered the best performance, the Trust’s shorter maturity profile was a disadvantage in comparison to its Lipper category peers.

•

Municipal bonds performed well during the six-month period, as the combination of falling U.S. Treasury yields and improving municipal finances created healthy buying interest in the asset class. (Prices rise as yields fall). Municipals also benefited from a general “flight to quality” caused by the elevated volatility in the higher-risk segments of the financial markets.

•

Florida’s municipal bond market underperformed the national tax-exempt market due to its lower degree of interest-rate sensitivity, which represented a headwind for relative performance at a time of falling yields. In addition, Florida’s new bond issuance exceeded the levels of the prior year during 2015, and the resulting increase in supply put downward pressure on prices.

•

The Trust’s duration exposure (sensitivity to interest rate movements) contributed positively to performance as interest rates declined during the period. On a sector basis, the Trust’s positions in health care issues made the most significant contribution to performance, with utilities and transportation making the second- and third-largest contributions. The Trust’s exposure to zero-coupon bonds, which outperformed current-coupon bonds, also benefited returns. However, the price declines of select distressed securities detracted from performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	SEMI-ANNUAL REPORT	JANUARY 31, 2016

BlackRock Florida Municipal 2020 Term Trust

Market Price and Net Asset Value Per Share Summary

	1/31/16	7/31/15	Change	High	Low
Market Price	$15.04	$14.82	1.48%	$15.10	$14.78
Net Asset Value	$15.40	$15.37	0.20%	$15.40	$15.23

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	1/31/16	7/31/15
County/City/Special District/School District	38%	38%
State	15	16
Health	15	15
Utilities	12	11
Transportation	11	11
Education	4	4
Corporate	4	4
Housing	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	3%
2017	12
2018	10
2019	14
2020	52

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	1/31/16	7/31/15
AAA/Aaa	1%	1%
AA/Aa	54	52
A	24	25
BBB/Baa	12	13
N/R2	9	9

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of January 31, 2016 and July 31, 2015, the market value of unrated securities deemed by the investment advisor to be investment grade represents 6% and 4%, respectively, of the Trust’s total investments.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	9

Trust Summary as of January 31, 2016	BlackRock Municipal Income Investment Trust

Trust Overview

BlackRock Municipal Income Investment Trust’s (BBF) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and Florida intangible personal property tax. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds, the interest of which is exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Florida intangible personal property tax. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, in September 2008, the Board gave approval to permit the Trust the flexibility to invest in municipal obligations regardless of geographical location since municipal obligations issued by any state or municipality that provides income exempt from regular federal income tax would now satisfy the foregoing objective and policy.

On December 18, 2015, the Boards of the Trust and BlackRock Municipal Bond Investment Trust (“BIE’’) approved the reorganization of BIE with and into the Trust, with the Trust continuing as the surviving trust after the reorganization. At a special shareholder meeting on March 21, 2016, the shareholders of the Trust approved the reorganization of BIE with and into the Trust, which is expected to be completed in May 2016.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on NYSE	BBF
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of January 31, 2016 ($14.55)[1]	5.97%
Tax Equivalent Yield[2]	10.55%
Current Monthly Distribution per Common Share[3]	$0.072375
Current Annualized Distribution per Common Share[3]	$0.868500
Economic Leverage as of January 31, 2016[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
BBF[1,2]	11.65%	4.49%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	9.89%	5.99%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds performed well during the six-month period, as the combination of falling U.S. Treasury yields and improving municipal finances created healthy buying interest in the asset class. (Prices rise as yields fall). Municipals also benefited from a general “flight to quality” caused by the elevated volatility in the higher-risk segments of the financial markets.

•

The Trust’s overweight position in A-rated bonds, which outperformed higher-rated issues amid investors’ continued search for yield, made a positive contribution to performance. Holdings in longer-dated, A-rated bonds in the transportation and health care sectors made particularly strong contributions. The Trust’s positions in long-term bonds, which outpaced their short-term counterparts, aided performance. Income generated in the form of coupon payments also made a meaningful contribution to the Trust’s total return.

•

Using TOBs, the Trust continued to employ leverage in order to increase income. Leverage amplifies the effect of interest rate movements, which was a positive for Fund performance during the past six months, given that yields declined.

•

The Trust’s positions in shorter-dated holdings, such as pre-refunded issues and bonds with very short call dates, detracted from performance. The Trust’s use of U.S. Treasury futures contracts to manage interest rate risk had a slightly negative impact on performance at a time in which yields fell.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	SEMI-ANNUAL REPORT	JANUARY 31, 2016

BlackRock Municipal Income Investment Trust

Market Price and Net Asset Value Per Share Summary

	1/31/16	7/31/15	Change	High	Low
Market Price	$14.55	$13.44	8.26%	$14.65	$13.28
Net Asset Value	$15.34	$15.14	1.32%	$15.38	$14.92

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	1/31/16	7/31/15
County/City/Special District/School District	24%	25%
Transportation	20	22
Utilities	16	15
Health	14	14
State	10	11
Education	11	8
Tobacco	3	3
Corporate	1	1
Housing	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31, 2016	1%
2017	—	[4]
2018	13
2019	21
2020	7

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

[4]	Representing less than 1% of the Trust’s total investments.

*	Excludes short-term securities.

Credit Quality Allocation[1]	1/31/16	7/31/15
AAA/Aaa	12%	11%
AA/Aa	52	56
A	26	24
BBB/Baa	6	6
BB/Ba	1	1
B	1	1
N/R2	2	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of January 31, 2016, the market value of unrated securities deemed by the investment advisor to be investment grade represents 1% of the Trust’s total investments.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	11

Trust Summary as of January 31, 2016	BlackRock Municipal Target Term Trust

Trust Overview

BlackRock Municipal Target Term Trust’s (BTT) (the “Trust”) investment objectives are to provide current income exempt from regular federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2030. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in such securities or synthetically through the use of derivatives.

On February 25, 2016, the Board approved a proposal to change the name of the Trust from “BlackRock Municipal Target Term Trust” to “BlackRock Municipal 2030 Target Term Trust.” This name change became effective on March 1, 2016.

There is no assurance that the Trust will achieve its investment objective of returning $25.00 per share.

Trust Information
Symbol on NYSE	BTT
Initial Offering Date	August 30, 2012
Termination Date (on or about)	December 31, 2030
Current Distribution Rate on Closing Market Price as of January 31, 2016 ($21.94)[1]	4.38%
Tax Equivalent Rate[2]	7.74%
Current Monthly Distribution per Common Share[3]	$0.080
Current Annualized Distribution per Common Share[3]	$0.960
Economic Leverage as of January 31, 2016[4]	35%

[1]

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. See the financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain at fiscal year end.

[4]

Represents RVMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to RVMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
BTT[1,2]	7.90%	9.09%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	9.89%	5.99%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds performed well during the six-month period, as the combination of falling U.S. Treasury yields and improving municipal finances created healthy buying interest in the asset class. (Prices rise as yields fall). Municipals also benefited from a general “flight to quality” caused by the elevated volatility in the higher-risk segments of the financial markets.

•

The Trust’s duration exposure (sensitivity to interest rate movements) contributed positively to performance as interest rates declined during the period. On a sector basis, the most significant contribution came from the Trust’s positions in health care and transportation issues. The Trust’s exposure to zero-coupon bonds, which outperformed current-coupon bonds, also benefited returns. The Trust was further helped by having a zero-weighting in Puerto Rico credits, which fell in price as the deterioration of the Commonwealth’s finances led it to pursue additional debt restructuring efforts.

•

Using TOBs, the Trust continued to employ leverage in order to increase income at a time in which the municipal yield curve was steep and short-term interest rates remained low. Leverage amplifies the effect of interest rate movements, which was a positive for Fund performance during the past six months, given that yields declined.

•

The Trust generally kept its position in cash and cash equivalents at a minimum level. To the degree that the Trust held reserves, these securities added little in the form of additional yield and provided no price performance in a generally positive period for the market. As a result, the Trust’s cash position detracted slightly from performance. The Trust utilized ten-year U.S. Treasury futures contracts to manage exposure to a rise in interest rates, which had a slightly negative impact on performance given that the Treasury market finished with positive returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	SEMI-ANNUAL REPORT	JANUARY 31, 2016

BlackRock Municipal Target Term Trust

Market Price and Net Asset Value Per Share Summary

	1/31/16	7/31/15	Change	High	Low
Market Price	$21.94	$20.80	5.48%	$22.25	$20.19
Net Asset Value	$24.24	$22.73	6.64%	$24.24	$22.44

Market Price and Net Asset Value History Since Inception

[1]	Commencement of operations.

Overview of the Trust’s Total Investments*

Sector Allocation	1/31/16	7/31/15
Transportation	23%	23%
Health	19	19
County/City/Special District/School District	13	13
Education	12	11
State	9	8
Corporate	9	11
Utilities	8	8
Housing	5	5
Tobacco	2	2

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[5]
Calendar Year Ended December 31, 2016	1%
2017	1
2018	1
2019	—
2020	—

[5]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[2]	1/31/16	7/31/15
AAA/Aaa	2%	3%
AA/Aa	23	25
A	47	46
BBB/Baa	16	15
BB/Ba	6	5
B3	—	—
N/R4	6	6

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]	Represents less than 1% of total investments.

[4]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of January 31, 2016 and July 31, 2015, the market value of unrated securities deemed by the investment advisor to be investment grade each represents less than 1% of the Trust’s total investments.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	13

Trust Summary as of January 31, 2016	BlackRock New Jersey Municipal Income Trust

Trust Overview

BlackRock New Jersey Municipal Income Trust’s (BNJ) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New Jersey gross income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New Jersey gross income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on NYSE	BNJ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of January 31, 2016 ($15.13)[1]	5.96%
Tax Equivalent Yield[2]	11.57%
Current Monthly Distribution per Common Share[3]	$0.0751
Current Annualized Distribution per Common Share[3]	$0.9012
Economic Leverage as of January 31, 2016[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 48.48%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
BNJ[1,2]	6.77%	5.69%
Lipper New Jersey Municipal Debt Funds[3]	5.99%	6.08%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds performed well during the six-month period, as the combination of falling U.S. Treasury yields and improving municipal finances created healthy buying interest in the asset class. (Prices rise as yields fall). Municipals also benefited from a general “flight to quality” caused by the elevated volatility in the higher-risk segments of the financial markets.

•

New Jersey municipal bonds outperformed the national tax-exempt market during the period. The slump in the state’s bond market during the first half of 2015 led to a significant widening of yield spreads (the extra yield received when compared to U.S. government securities). Higher yields attracted buying interest in the state during the past six months, which helped boost prices at a time of dwindling supply.

•

The Trust’s overweight position in A-rated bonds, which outperformed higher-rated issues amid investors’ continued search for yield, made a positive contribution to performance. Holdings in longer-dated, A-rated bonds in the state and local tax-backed, transportation and education sectors made particularly strong contributions. The Trust’s positions in long-term bonds, which outpaced their short-term counterparts, also aided performance. Income generated in the form of coupon payments also made a meaningful contribution to the Trust’s total return.

•

Using TOBs, the Trust continued to employ leverage in order to increase income. Leverage amplifies the effect of interest rate movements, a positive for Fund performance during the past six months, given that yields declined.

•

The Trust’s positions in shorter-dated holdings, such as pre-refunded issues and bonds with very short call dates, detracted from performance. The Trust’s use of U.S. Treasury futures contracts to manage interest rate risk had a slightly negative impact on performance at a time in which yields fell.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	SEMI-ANNUAL REPORT	JANUARY 31, 2016

BlackRock New Jersey Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	1/31/16	7/31/15	Change	High	Low
Market Price	$15.13	$14.61	3.56%	$15.55	$14.00
Net Asset Value	$15.95	$15.55	2.57%	$16.00	$15.23

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	1/31/16	7/31/15
Transportation	33%	33%
County/City/Special District/School District	21	16
Education	17	17
State	12	16
Health	7	7
Corporate	6	7
Housing	3	3
Utilities	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
2016	5%
2017	1
2018	9
2019	9
2020	6

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	1/31/16	7/31/15
AAA/Aaa	1%	2%
AA/Aa	43	42
A	35	36
BBB/Baa	10	10
BB/Ba	9	8
N/R2	2	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of January 31, 2016 and July 31, 2015, the market value of unrated securities deemed by the investment advisor to be investment grade each represents 1%, respectively, of the Trust’s total investments.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	15

Trust Summary as of January 31, 2016	BlackRock New York Municipal Income Trust

Trust Overview

BlackRock New York Municipal Income Trust’s (BNY) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on NYSE	BNY
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of January 31, 2016 ($15.93)[1]	5.20%
Tax Equivalent Yield[2]	10.52%
Current Monthly Distribution per Common Share[3]	$0.069
Current Annualized Distribution per Common Share[3]	$0.828
Economic Leverage as of January 31, 2016[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.59%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]

The monthly distribution per Common Share, declared on March 1, 2016, was decreased to $0.064 per share. The yield on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended January 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
BNY[1,2]	12.61%	6.22%
Lipper New York Municipal Debt Funds[3]	7.70%	5.45%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust moved from a discount to NAV to a premium during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds performed well during the six-month period, as the combination of falling U.S. Treasury yields and improving municipal finances created healthy buying interest in the asset class. (Prices rise as yields fall). Municipals also benefited from a general “flight to quality” caused by the elevated volatility in the higher-risk segments of the financial markets. New York municipal bonds outperformed the national tax-exempt market, as the state’s healthy economy, robust overall financial position and general lack of pension-funding issues contributed to strong investor demand.

•

At a time of falling yields, the Trust’s positions in longer-duration and longer-dated bonds generally provided the largest absolute returns. (Duration is a measure of interest-rate sensitivity). The Trust’s positions in tax-backed (state and local), education and transportation sectors made positive contributions to performance. The Trust’s exposure to lower-coupon and zero-coupon bonds, both of which outperformed, also benefited returns. The Trust’s exposure to higher-yielding, lower-rated bonds in the investment grade category aided performance, as this market segment outperformed during the period. Income in the form of coupon payments, made up a meaningful portion of the Trust’s total return for the period. The Trust’s leverage allowed it to increase it’s income.

•

Using TOBs, the Trust continued to employ leverage in order to increase income. Leverage amplifies the effect of interest rate movements, a positive for Fund performance during the past six months, given that yields declined.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	SEMI-ANNUAL REPORT	JANUARY 31, 2016

BlackRock New York Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	1/31/16	7/31/15	Change	High	Low
Market Price	$15.93	$14.54	9.56%	$16.07	$14.10
Net Asset Value	$15.47	$14.97	3.34%	$15.53	$14.80

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	1/31/16	7/31/15
County/City/Special District/School District	25%	24%
Education	21	20
Transportation	16	15
Utilities	13	12
Health	9	10
State	8	9
Corporate	5	8
Housing	2	2
Tobacco	1	—

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31, 2016	6%
2017	11
2018	2
2019	6
2020	6

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	1/31/16	7/31/15
AAA/Aaa	15%	18%
AA/Aa	43	37
A	26	27
BBB/Baa	5	6
BB/Ba	4	4
N/R2	7	8

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of January 31, 2016 and July 31, 2015, the market value of unrated securities deemed by the investment advisor to be investment grade each represents 2%, respectively, of the Trust’s total investments.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	17

Schedule of Investments January 31, 2016 (Unaudited)	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 92.6%
Corporate — 0.7%
City of Chula Vista California, Refunding RB, San Diego Gas & Electric:
Series A, 5.88%, 2/15/34	$685	$792,305
Series D, 5.88%, 1/01/34	2,500	2,891,625

		3,683,930
County/City/Special District/School District — 32.3%
Butte-Glenn Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/30	8,425	9,668,614
Cerritos Community College District, GO, Election of 2004, Series C, 5.25%, 8/01/19 (a)	2,000	2,302,040
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.13%, 5/01/31	500	597,430
6.50%, 5/01/36	1,210	1,471,554
6.50%, 5/01/42	2,225	2,686,265
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 8/01/35	2,000	2,287,320
County of Orange California Water District, COP, Refunding, 5.25%, 8/15/34	2,000	2,283,100
County of Riverside California Public Financing Authority, RB, Capital Facility Project, 5.25%, 11/01/45	8,990	10,630,945
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A:
6.00%, 3/01/36	2,880	3,510,288
5.50%, 3/01/41	5,270	6,294,804
County of Santa Clara California Financing Authority, Refunding LRB, Series L, 5.25%, 5/15/36	20,000	21,764,000
Evergreen Elementary School District, GO, Election of 2006, Series B (AGC), 5.13%, 8/01/33	2,500	2,818,875
Grossmont California Healthcare District, GO, Election of 2006, Series B (a):
6.00%, 7/15/21	3,235	4,081,826
6.13%, 7/15/21	2,000	2,536,780
Long Beach Unified School District California, GO, Refunding, Election of 2008, Series A, 5.75%, 8/01/33	4,145	4,841,153
Los Alamitos Unified School District California, GO, School Facilities Improvement District No. 1, 5.50%, 2/01/19 (a)	5,000	5,690,850
Los Angeles California Municipal Improvement Corp., Refunding RB, Real Property, Series B (AGC), 5.50%, 4/01/30	5,065	5,705,773
Modesto Irrigation District, COP, Capital Improvments, Series A, 5.75%, 10/01/29	3,035	3,431,310
Oak Grove School District California, GO, Election of 2008, Series A, 5.50%, 8/01/33	6,000	6,855,300
Oakland Unified School District/Alameda County, GO, Series A, 5.00%, 8/01/40	1,900	2,143,504
Pico Rivera Public Financing Authority, RB, 5.75%, 9/01/39	2,000	2,286,820

Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (continued)
Pittsburg Unified School District, GO, Election of 2006, Series B (AGM), 5.50%, 8/01/34	$2,000	$2,219,380
Sacramento Area Flood Control Agency, Special Assessment Bonds, Consolidated Capital Assessment District, 5.25%, 10/01/32	4,865	5,706,694
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	1,500	1,717,125
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	5,520	6,197,414
San Jose California Financing Authority, Refunding LRB, Civic Center Project, Series A, 5.00%, 6/01/32	3,375	3,974,569
San Leandro California Unified School District, GO, Election of 2010, Series A, 5.75%, 8/01/41	3,060	3,662,912
Santa Ana Unified School District, GO, Election of 2008, Series A:
5.50%, 8/01/30	6,525	7,249,797
5.13%, 8/01/33	10,000	10,991,400
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 9/01/38	2,250	2,581,155
Torrance Unified School District California, GO, Election of 2008, Measure Z, 6.00%, 8/01/19 (a)	4,000	4,710,480
Tustin California School District, GO, Election of 2008, Series B, 5.25%, 8/01/31	3,445	4,059,864
West Contra Costa California Unified School District, GO, Series A:
Election of 2010 (AGM), 5.25%, 8/01/32	4,945	5,861,753
Election of 2012, 5.50%, 8/01/39	2,500	2,991,450

		165,812,544
Education — 2.1%
California Educational Facilities Authority, Refunding RB, San Francisco University, 6.13%, 10/01/36	6,280	7,687,851
California Municipal Finance Authority, RB, Emerson College, 5.75%, 1/01/33	2,500	2,925,125

		10,612,976
Health — 15.0%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare, Series B, 6.25%, 8/01/39	4,975	5,797,616
California Health Facilities Financing Authority, RB:
Adventist Health System West, Series A, 5.75%, 9/01/39	6,710	7,669,731
Children’s Hospital, Series A, 5.25%, 11/01/41	8,500	9,681,925
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,475	1,693,993
Sutter Health, Series A, 5.00%, 11/15/41 (b)	7,180	8,382,722
Sutter Health, Series A, 5.25%, 11/15/46	4,500	4,653,495
Sutter Health, Series B, 6.00%, 8/15/42	6,015	7,255,594

Portfolio Abbreviations

ACA	American Capital Access Holding Ltd.	COP	Certificates of Participation	IDB	Industrial Development Board
AGC	Assured Guarantee Corp.	EDA	Economic Development Authority	ISD	Independent School District
AGM	Assured Guaranty Municipal Corp.	EDC	Economic Development Corp.	LRB	Lease Revenue Bonds
AMBAC	American Municipal Bond Assurance Corp.	ERB	Education Revenue Bonds	M/F	Multi-Family
AMT	Alternative Minimum Tax (subject to)	FHA	Federal Housing Administration	MRB	Mortgage Revenue Bonds
ARB	Airport Revenue Bonds	GARB	General Airport Revenue Bonds	NPFGC	National Public Finance Guarantee Corp.
BARB	Building Aid Revenue Bonds	GO	General Obligation Bonds	PILOT	Payment in Lieu of Taxes
BHAC	Berkshire Hathaway Assurance Corp.	HDA	Housing Development Authority	RB	Revenue Bonds
CAB	Capital Appreciation Bonds	HFA	Housing Finance Agency	S/F	Single-Family
CIFG	CDC IXIS Financial Guaranty	IDA	Industrial Development Authority	SONYMA	State of New York Mortgage Agency

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ)

Municipal Bonds	Par (000)	Value
California (continued)
Health (continued)
California Health Facilities Financing Authority, Refunding RB, Series A:
Catholic Healthcare West, 6.00%, 7/01/39	$5,550	$6,380,003
Dignity Health, 6.00%, 7/01/34	4,505	5,199,941
Providence Health and Services, 5.00%, 10/01/38	3,000	3,484,890
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series B, 5.25%, 3/01/45	2,000	2,007,660
California Statewide Communities Development Authority, Refunding RB:
Catholic Healthcare West, Series B, 5.50%, 7/01/30	2,900	3,083,367
Catholic Healthcare West, Series E, 5.50%, 7/01/31	5,065	5,384,551
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	4,000	4,493,760
Township of Washington Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/38	1,625	1,971,466

		77,140,714
State — 9.8%
Orange County Community Facilities District, Special Tax Bonds, Village of Esencia, Series A, 5.25%, 8/15/45	2,500	2,877,275
State of California, GO, Various Purposes:
6.00%, 3/01/33	2,000	2,396,080
6.00%, 4/01/38	15,875	18,325,465
State of California Public Works Board, LRB:
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	9,000	10,611,540
Various Capital Projects, Series I, 5.50%, 11/01/33	4,940	6,120,166
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	5,025	6,040,603
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	3,335	4,013,872

		50,385,001
Tobacco — 1.9%
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior, Series A-1, 5.75%, 6/01/47	10,250	9,788,853
Transportation — 10.9%
City & County of San Francisco California Airports Commission, ARB, Series E, 6.00%, 5/01/39	6,750	7,809,615
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A:
5.00%, 5/15/34	6,650	7,499,138
5.00%, 5/15/40	4,760	5,400,268
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.75%, 3/01/34	3,820	4,506,760
6.25%, 3/01/34	2,650	3,190,176
County of Orange California, ARB, Series B, 5.75%, 7/01/34	8,000	8,559,440
County of Sacramento California, ARB:
PFC/Grant, Sub-Series D, 6.00%, 7/01/35	3,000	3,339,300
Senior Series B, 5.75%, 7/01/39	1,850	2,047,783
Senior Series B, AMT (AGM), 5.25%, 7/01/33	2,275	2,470,650
Port of Los Angeles California Harbor Department, RB, Series B, 5.25%, 8/01/34	5,580	6,329,896

Municipal Bonds	Par (000)	Value
California (continued)
Transportation (continued)
Port of Los Angeles California Harbor Department, Refunding RB, Series A, AMT, 5.00%, 8/01/44	$4,135	$4,668,994

		55,822,020
Utilities — 19.9%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 10/01/36	7,690	9,051,130
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series D, 5.88%, 1/01/34	6,555	7,581,841
City of Los Angeles California Department of Water & Power, RB:
Power System, Sub-Series A-1, 5.25%, 7/01/38	9,000	9,884,610
Series A, 5.38%, 7/01/34	3,250	3,635,482
City of Los Angeles California Department of Water & Power, Refunding RB, Series A, 5.25%, 7/01/39	4,000	4,620,680
City of Los Angeles California Wastewater System, Refunding RB, Series A, 5.00%, 6/01/39	2,000	2,233,700
City of Petaluma California Wastewater, Refunding RB, 6.00%, 5/01/36	5,625	6,785,662
City of San Francisco California Public Utilities Commission Water Revenue, RB:
Series A, 5.00%, 11/01/35	10,625	12,006,781
Sub-Series A, 5.00%, 11/01/37	5,000	5,845,600
Cucamonga Valley Water District, Refunding RB, Series A (AGM), 5.25%, 9/01/31	4,320	5,146,978
Dublin-San Ramon Services District Water Revenue, Refunding RB, 6.00%, 8/01/41	2,425	2,896,008
East Bay California Municipal Utility District Water System Revenue, Refunding RB, Series A, 5.00%, 6/01/36	6,745	7,735,301
El Dorado Irrigation District / El Dorado County Water Agency, Refunding RB, Series A (AGM), 5.25%, 3/01/39	10,000	11,841,600
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A, 5.25%, 5/15/34	11,020	12,519,932

		101,785,305
Total Municipal Bonds in California		475,031,343

Multi-State — 0.5%
Housing — 0.5%
Centerline Equity Issuer Trust (c)(d):
Series A-4-2, 6.00%, 5/15/19	1,000	1,125,230
Series B-3-2, 6.30%, 5/15/19	1,000	1,133,640
Total Municipal Bonds in Multi-State		2,258,870
Total Municipal Bonds — 93.1%		477,290,213

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
California — 72.1%
County/City/Special District/School District — 30.1%
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 8/15/52	9,695	10,885,238
City of Los Angeles Department of Airports, Series D, AMT, 5.00%, 5/15/41	18,632	21,293,065

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	19

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
California (continued)
County/City/Special District/School District (continued)
Los Angeles Community College District California, GO:
Election of 2001, Series A (AGM), 5.00%, 8/01/17 (a)	$8,000	$8,539,680
Election of 2008, Series C, 5.25%, 8/01/39 (f)	12,900	15,044,689
Los Angeles Community College District California, GO, Refunding, 6.00%, 8/01/19 (a)	20,131	23,706,915
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	5,000	5,642,400
Palomar California Community College District, GO, Election of 2006, Series C, 5.00%, 8/01/44	15,140	17,778,599
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	10,484	12,002,042
San Joaquin California Delta Community College District, GO, Election of 2004, Series C, 5.00%, 8/01/39	14,505	16,929,180
San Jose Unified School District Santa Clara County California, GO:
Election of 2002, Series D, 5.00%, 8/01/18 (a)	14,625	16,162,171
Series C, 4.00%, 8/01/39	6,100	6,507,724

		154,491,703
Education — 18.2%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (f)	10,395	11,601,548
Grossmont Union High School District, GO, Election of 2004, 5.00%, 8/01/18 (a)	13,095	14,471,347
University of California, RB:
Series AM, 5.25%, 5/15/44	5,000	5,909,000
Series O, 5.75%, 5/15/19 (a)	12,300	14,261,891
University of California, Refunding RB:
Series A, 5.00%, 11/01/43	11,792	13,881,953
Series AI, 5.00%, 5/15/38	14,225	16,633,995
Series I, 5.00%, 5/15/40	14,065	16,455,702

		93,215,436
Health — 4.2%
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	18,960	21,480,922

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
California (continued)
Utilities — 19.6%
City of Los Angeles California Department of Water & Power, RB, Power System, Sub-Series A-1 (AMBAC), 5.00%, 7/01/37	$15,998	$16,950,744
County of Orange California Sanitation District, COP, Series B (AGM), 5.00%, 2/01/17 (a)	14,700	15,375,024
County of Orange California Water District, COP, Refunding, 5.00%, 8/15/39	10,480	11,825,946
County of San Diego Water Authority Financing Corp., COP, Refunding, Series A (AGM):
5.00%, 5/01/18 (a)	1,670	1,837,659
5.00%, 5/01/33	8,370	9,088,672
Eastern Municipal Water District, COP, Series H, 5.00%, 7/01/33	18,002	19,678,717
Metropolitan Water District of Southern California, RB, Series A, 5.00%, 7/01/37	11,180	11,841,856
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A, 5.25%, 5/15/39	12,460	14,156,242

		100,754,860
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 72.1%		369,942,921
Total Long-Term Investments (Cost — $771,565,047) — 165.2%		847,233,134

Short-Term Securities	Shares
BIF California Municipal Money Fund, 0.00% (g)(h)	4,602,910	4,602,910
Total Short-Term Securities (Cost — $4,602,910) — 0.9%		4,602,910
Total Investments (Cost — $776,167,957) — 166.1%		851,836,044
Other Assets Less Liabilities — 0.3%		1,875,747
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (33.0)%		(169,478,523)
VMTP Shares, at Liquidation Value — (33.4)%		(171,300,000)

Net Assets Applicable to Common Shares — 100.0%		$512,933,268

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	When-issued security.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between October 1, 2016 to August 1, 2018, is $14,013,480. See Note 4 of the Notes to Financial Statements for details.

(g)	During the six months ended January 31, 2016, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2015	Net Activity	Shares Held at January 31, 2016	Income
BIF California Municipal Money Fund	6,380,903	(1,777,993)	4,602,910	$2

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Schedule of Investments (continued)	BlackRock California Municipal Income Trust (BFZ)

(h)	Current yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(74)	5-Year U.S. Treasury Note	March 2016	8,929,719	$(109,755)
(59)	10-Year U.S. Treasury Note	March 2016	7,645,109	(139,978)
(30)	Long U.S. Treasury Bond	March 2016	4,830,938	(158,671)
Total				$(408,404)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$408,404	—	$408,404

[1]    Includes cumulative depreciation on financial futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the six months ended January 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) From:
Financial futures contracts	—	—	—	—	$(86,462)	—	$(86,462)

Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(365,290)	—	$(365,290)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — short	$17,251,129

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	21

Schedule of Investments (concluded)	BlackRock California Municipal Income Trust (BFZ)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$847,233,134	—	$847,233,134
Short-Term Securities	$4,602,910	—	—	4,602,910

Total	$4,602,910	$847,233,134	—	$851,836,044

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest Rate Contracts	$(408,404)	—	—	$(408,404)

[2]    Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$267,000	—	—	$267,000
Liabilities:
TOB Trust Certificates	—	$(169,448,780)	—	(169,448,780)
VMTP Shares	—	(171,300,000)	—	(171,300,000)

Total	$267,000	$(340,748,780)	—	$(340,481,780)

During the six months ended January 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Schedule of Investments January 31, 2016 (Unaudited)	BlackRock Florida Municipal 2020 Term Trust (BFO) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida — 95.9%
Corporate — 4.0%
County of Hillsborough Florida IDA, Refunding RB, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18	$1,000	$1,099,150
County of Palm Beach Florida Solid Waste Authority, Refunding RB, 5.00%, 10/01/20	2,000	2,343,520

		3,442,670
County/City/Special District/School District — 37.3%
City of Jacksonville Florida, Refunding RB:
Better Jacksonville Sales Tax, 5.00%, 10/01/20	4,000	4,684,080
Brooks Rehabilitation Project, 5.00%, 11/01/20	400	457,612
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/22	2,500	2,744,150
County of Broward Florida School Board, COP, Refunding, Series A, 5.00%, 7/01/20	2,000	2,323,540
County of Hillsborough Florida, RB (AMBAC), 5.00%, 11/01/17 (a)	5,545	5,964,590
County of Miami-Dade Florida School Board, COP, Refunding, Series B (AGC), 5.25%, 5/01/18 (a)	4,000	4,404,320
County of Northern Palm Beach Florida Improvement District, Refunding, Special Assessment Bonds, Water Control & Improvement District No. 43, Series B (ACA), 4.50%, 8/01/22	1,000	1,011,020
Florida State Board of Education, GO, Refunding, Capital Outlay, Series B, 5.00%, 6/01/20	485	557,207
Indian River County School Board, COP, Refunding, Series A, 5.00%, 7/01/20	1,000	1,157,560
Miami-Dade County School Board Foundation, Inc., COP, Refunding, Series A, 5.00%, 5/01/20	1,250	1,433,775
Palm Beach County School District, COP, Refunding Series B, 5.00%, 8/01/20	3,000	3,493,620
Sterling Hill Community Development District, Refunding, Special Assessment Bonds, Series A, 6.10%, 5/01/23 (b)(c)	2,910	2,036,563
Stevens Plantation Florida Imports Project Dependent Special District, RB, 6.38%, 5/01/13 (b)(c)	2,425	1,697,355

		31,965,392
Education — 4.3%
City of Tampa Florida, Refunding RB, Florida Revenue The University of Tampa Project, 5.00%, 4/01/20	795	908,494
County of Orange Florida Educational Facilities Authority, RB, Rollins College Project (AMBAC), 5.25%, 12/01/22	725	784,740
Florida State Board of Governors, Refunding RB, University of Central Florida, Series A, 5.00%, 7/01/18	400	436,076
Florida State Higher Educational Facilities Financial Authority, Refunding RB, University of Tampa Project, Series A, 5.00%, 4/01/20	1,000	1,123,750
Volusia County School Board, COP, Refunding Series A, 5.00%, 8/01/20 (d)	350	407,540

		3,660,600
Health — 14.6%
County of Brevard Florida Health Facilities Authority, Refunding RB, 5.00%, 4/01/20	500	570,620
County of Highlands Florida Health Facilities Authority, Refunding RB, Hospital, Adventist Health, Series I, 5.00%, 11/15/20	2,155	2,476,548
County of Marion Florida Hospital District, Refunding RB, Health System, Munroe Regional, 5.00%, 10/01/17 (a)	1,500	1,608,585
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center:
3.00%, 6/01/16	140	140,610
3.00%, 6/01/17	190	193,422
3.25%, 6/01/18	195	201,293
3.50%, 6/01/19	200	209,804

Municipal Bonds	Par (000)	Value
Florida (continued)
Health (continued)
County of Palm Beach Florida Health Facilities Authority, Refunding RB:
Acts Retirement-Life Communities, Inc., 5.00%, 11/15/22	$4,735	$5,412,200
Bethesda Healthcare System Project, Series A (AGM), 5.00%, 7/01/20	1,285	1,477,917
Miami Beach Health Facilities Authority, Refunding RB, 5.00%, 11/15/20	150	172,192

		12,463,191
Housing — 1.0%
County of Lee Florida Housing Finance Authority, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	175	175,359
County of Manatee Florida Housing Finance Authority, RB, S/F Housing, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 9/01/40	165	167,833
Florida Housing Finance Corp., RB, Homeowner Mortgage, Series 2, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 4.70%, 7/01/22	425	434,711
Jacksonville Housing Finance Authority, Refunding RB, Series A-1, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.63%, 10/01/39	110	112,872

		890,775
State — 12.6%
Florida Municipal Loan Council, RB, Series D (AGM):
5.00%, 10/01/19	1,050	1,193,913
4.00%, 10/01/20	1,105	1,222,727
4.00%, 10/01/21	500	559,550
Florida Municipal Loan Council, Refunding RB:
CAB, Series A (NPFGC), 0.00%, 4/01/20 (e)	4,000	3,602,800
Series B-2 (AGM), 4.00%, 10/01/20	655	726,886
State of Florida Department of Environmental Protection, Refunding RB, Series A, 5.00%, 7/01/20	3,000	3,504,360

		10,810,236
Transportation — 10.9%
City of Jacksonville Florida Port Authority, Refunding RB, AMT, 4.00%, 11/01/20	865	936,795
County of Broward Florida Fuel System, RB, Lauderdale Fuel Facilities, Series A (AGM), AMT, 5.00%, 4/01/20	160	182,093
County of Broward Florida Port Facilities, Refunding RB, Series B, AMT, 5.00%, 9/01/20	2,500	2,881,350
County of Miami-Dade Florida, Refunding RB, Series A, AMT, 5.00%, 10/01/20	1,375	1,596,732
County of Miami-Dade Florida Expressway Authority, Refunding RB, Toll System, Series A, 5.00%, 7/01/20	1,500	1,746,180
County of Miami-Dade Florida Transit System Sales Surtax, Refunding RB, 5.00%, 7/01/20	550	639,876
Greater Orlando Aviation Authority, Refunding RB, Series C, 5.00%, 10/01/20	1,130	1,321,569

		9,304,595
Utilities — 11.2%
City of Miami Beach Florida, RB, 5.00%, 9/01/20	500	584,005
City of North Miami Florida Beach Water Revenue, RB, 5.00%, 8/01/20	1,200	1,380,384
County of Miami-Dade Florida Water & Sewer System, Refunding RB, Series B (AGM), 5.25%, 10/01/19	4,000	4,609,040
Florida Governmental Utility Authority, RB, Golden Gate Utility System (AGM), 5.00%, 7/01/19	510	574,602
Florida Governmental Utility Authority, Refunding RB:
4.00%, 10/01/20	500	558,105
Lehigh Utility (AGM), 5.00%, 10/01/20	635	737,400

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	23

Schedule of Investments (concluded)	BlackRock Florida Municipal 2020 Term Trust (BFO)

Municipal Bonds	Par (000)	Value
Florida (continued)
Utilities (continued)
Florida Municipal Power Agency, RB, 5.00%, 10/01/20	$500	$581,425
Town of Davie Florida, Refunding RB, Nova Southeastern University Project, Series B, 5.00%, 4/01/20	530	601,290

		9,626,251
Total Municipal Bonds in Florida		82,163,710

Guam — 0.6%
Utilities — 0.6%
Guam Government Waterworks Authority, RB, 5.25%, 7/01/20	100	114,417
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/20	310	361,785
Total Municipal Bonds in Guam		476,202

Municipal Bonds	Par (000)	Value
U.S. Virgin Islands — 2.3%
State — 2.3%
Virgin Islands Public Finance Authority, RB, Series A, 5.00%, 10/01/19	$1,810	$2,012,467
Total Municipal Bonds (Cost — $81,112,737) — 98.8%		84,652,379

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, 0.02% (f)(g)	760,989	760,989
Total Short-Term Securities (Cost — $760,989) — 0.9%		760,989
Total Investments (Cost — $81,873,726) — 99.7%		85,413,368
Other Assets Less Liabilities — 0.3%		232,737

Net Assets Applicable to Common Shares — 100.0%		$85,646,105

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Issuer filed for bankruptcy and/or is in default of interest payments.

(c)	Non-income producing security.

(d)	When-issued security.

(e)	Zero-coupon bond.

(f)	During the six months ended January 31, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2015	Net Activity	Shares Held at January 31, 2016	Income
BlackRock Liquidity Funds, MuniCash	—	760,989	760,989	—
FFI Institutional Tax-Exempt Fund	550,062	(550,062)	—	$40

(g)	Current yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$84,652,379	—	$84,652,379
Short- Term Securities	$760,989	—	—	760,989

Total	$760,989	$84,652,379	—	$85,413,368

[1] See above Schedule of Investments for values in each sector.
Duringthe six months ended January 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Schedule of Investments January 31, 2016 (Unaudited)	BlackRock Municipal Income Investment Trust (BBF) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.3%
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	$275	$306,303
Alaska — 0.3%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 6/01/46	330	278,880
California — 14.6%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	1,315	1,467,632
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	890	1,023,100
City of Los Angeles California Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,300	1,427,777
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/33	775	949,592
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	1,600	1,796,352
State of California, GO, Various Purposes, 6.00%, 3/01/33	1,275	1,527,501
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/31	1,600	1,986,112
5.50%, 11/01/33	1,500	1,858,350
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	400	481,424
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	300	362,190
University of California, Refunding RB, The Regents of Medical Center, Series J, 5.25%, 5/15/38	1,780	2,117,844

		14,997,874
Colorado — 2.4%
City & County of Denver Colorado Airport System, ARB, Sub-System, Series B, 5.25%, 11/15/32	1,000	1,198,110
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 7/01/34	1,095	1,235,499

		2,433,609
Florida — 9.0%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	265	319,068
City of Miami Beach Florida Parking Revenue, RB, 5.00%, 9/01/45	645	736,764
County of Miami-Dade Florida, RB, Seaport, Series A, 6.00%, 10/01/38	3,800	4,651,770
County of Miami-Dade Florida Educational Facilities Authority, Refunding RB, University of Miami, Series A, 5.00%, 4/01/45	2,555	2,881,146
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	570	676,590

		9,265,338
Georgia — 1.7%
Municipal Electric Authority of Georgia, Refunding RB, Project One, Sub-Series D, 6.00%, 1/01/23	1,565	1,761,642
Illinois — 20.7%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series C, 6.50%, 1/01/41	2,955	3,566,094
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/31	1,060	1,181,423
Sales Tax Receipts, 5.25%, 12/01/36	1,000	1,102,190
Sales Tax Receipts, 5.25%, 12/01/40	1,000	1,093,300

Municipal Bonds	Par (000)	Value
Illinois (continued)
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	$1,000	$1,160,560
5.25%, 12/01/43	3,500	3,944,675
Illinois Finance Authority, RB:
Carle Foundation, Series A, 6.00%, 8/15/41	1,000	1,186,980
Rush University Medical Center, Series B, 7.25%, 11/01/18 (a)	1,600	1,878,576
Illinois Finance Authority, Refunding RB, Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	1,900	2,212,664
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	690	816,532
6.00%, 6/01/28	195	234,688
State of Illinois, GO:
5.25%, 2/01/31	475	520,785
5.25%, 2/01/32	1,000	1,090,630
5.50%, 7/01/33	1,000	1,122,070
5.50%, 7/01/38	210	232,752

		21,343,919
Indiana — 2.4%
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	2,210	2,508,903
Kansas — 1.8%
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series C, 5.50%, 11/15/29	1,600	1,844,128
Kentucky — 0.6%
County of Louisville & Jefferson Kentucky Metropolitan Government Parking Authority, RB, Series A, 5.75%, 12/01/34	500	582,940
Louisiana — 1.5%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	715	847,740
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	600	660,822

		1,508,562
Maine — 1.5%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 7/01/32	1,270	1,524,419
Massachusetts — 1.1%
Massachusetts Health & Educational Facilities Authority, RB, Tufts University, Series O, 5.38%, 8/15/18 (a)	1,000	1,116,620
Michigan — 3.3%
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	915	1,082,646
Michigan State Building Authority, Refunding RB, Facilities Program Series:
6.00%, 10/15/18 (a)	605	688,762
6.00%, 10/15/38	395	444,731
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	995	1,183,692

		3,399,831
Mississippi — 1.3%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	1,000	1,342,710
Nevada — 3.9%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	1,600	1,856,000

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	25

Schedule of Investments (continued)	BlackRock Municipal Income Investment Trust (BBF)

Municipal Bonds	Par (000)	Value
Nevada (continued)
County of Clark Nevada Airport System, ARB, Series B, 5.75%, 7/01/42	$1,825	$2,119,336

		3,975,336
New Jersey — 4.1%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	1,140	1,214,522
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.88%, 12/15/38	1,295	1,417,973
Series AA, 5.50%, 6/15/39	1,485	1,636,990

		4,269,485
New York — 6.4%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (b)	600	626,718
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	1,000	1,164,260
New York Liberty Development Corp., Refunding RB, 2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	980	1,106,753
State of New York Dormitory Authority, ERB, Series B, 5.25%, 3/15/38	3,250	3,656,445

		6,554,176
Ohio — 2.7%
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	1,565	1,757,996
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 2/15/31	885	1,060,248

		2,818,244
Pennsylvania — 4.6%
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 4/01/39	500	570,610
Pennsylvania Turnpike Commission, RB, Sub-Series A:
6.00%, 12/01/16 (a)	1,500	1,570,365
5.63%, 12/01/31	1,250	1,459,837
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/37	1,000	1,157,880

		4,758,692
Rhode Island — 1.8%
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 6/01/45	1,880	1,905,681
South Carolina — 3.6%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	1,190	1,416,005
South Carolina State Public Service Authority, Refunding RB, Obligations, Series C, 5.00%, 12/01/46	1,000	1,125,290
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	1,000	1,134,750

		3,676,045
Texas — 12.4%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.00%, 1/01/41	1,670	1,914,905
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	745	864,721
Conroe Texas ISD, GO, School Building, Series A, 5.75%, 2/15/18 (a)	890	980,691
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare:
6.00%, 8/15/20 (a)	140	169,929
6.00%, 8/15/45	1,765	2,110,922

Municipal Bonds	Par (000)	Value
Texas (continued)
Lower Colorado River Authority, Refunding RB:
5.50%, 5/15/19 (a)	$5	$5,729
5.50%, 5/15/19 (a)	80	91,658
5.50%, 5/15/19 (a)	5	5,729
5.50%, 5/15/33	1,910	2,147,012
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 9/01/41	1,000	1,184,180
North Texas Tollway Authority, Refunding RB, 1st Tier, Series K-1 (AGC), 5.75%, 1/01/38	1,000	1,120,140
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	340	395,145
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,505	1,772,755

		12,763,516
Virginia — 1.4%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	280	319,463
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	1,000	1,159,660

		1,479,123
Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Series C, 5.25%, 4/01/39	1,675	1,821,529
Total Municipal Bonds — 105.2%		108,237,505

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
California — 19.1%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (d)	1,995	2,226,560
Grossmont Union High School District, GO, Election of 2008, Series B, 5.00%, 8/01/40	2,400	2,751,384
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39 (d)	2,630	3,067,251
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/19 (a)	3,898	4,590,713
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	400	451,392
San Diego Public Facilities Financing Authority Water, RB, Series B, 5.50%, 8/01/39	4,214	4,825,235
University of California, RB, Series O, 5.75%, 5/15/19 (a)	1,500	1,739,255

		19,651,790
District of Columbia — 3.5%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (d)	1,395	1,631,434
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 5.50%, 10/01/18 (a)	1,799	2,019,971

		3,651,405
Illinois — 3.1%
State of Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/18 (a)	2,800	3,166,044
Nevada — 5.0%
County of Clark Nevada Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/18 (a)	2,500	2,813,150
Series B, 5.50%, 7/01/29	1,994	2,281,950

		5,095,100

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Schedule of Investments (continued)	BlackRock Municipal Income Investment Trust (BBF)

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
New Hampshire — 1.2%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (d)	$1,094	$1,241,635
New Jersey — 3.8%
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	2,000	2,104,520
Series B, 5.25%, 6/15/36 (d)	1,640	1,755,006

		3,859,526
New York — 13.2%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	1,410	1,569,060
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series FF, 5.00%, 6/15/45	1,500	1,715,414
Series FF-2, 5.50%, 6/15/40	1,995	2,276,261
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,500	1,668,101
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	2,205	2,563,229
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (d)	1,300	1,520,505
New York State Dormitory Authority, ERB, Personal Income Tax, Series B, 5.25%, 3/15/38	2,000	2,250,120

		13,562,690

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
Texas — 5.2%
City of San Antonio Texas Public Service Board, Refunding RB, Series A, 5.25%, 2/01/31 (d)	$2,025	$2,261,242
County of Harris Texas Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	2,750	3,128,317

		5,389,559
Virginia — 1.0%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	899	1,019,872
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 55.1%		56,637,621
Total Long-Term Investments (Cost — $146,419,184) — 160.3%		164,875,126

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, 0.02% (e)(f)	339,390	339,390
Total Short-Term Securities (Cost — $339,390) — 0.3%		339,390
Total Investments (Cost — $146,758,574) — 160.6%		165,214,516
Other Assets Less Liabilities — 1.5%		1,546,555
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (28.9)%		(29,686,069)
VRDP Shares, at Redemption Value — (33.2)%		(34,200,000)

Net Assets Applicable to Common Shares — 100.0%		$102,875,002

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(d)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between October 1, 2016 and November 15, 2019, is $7,891,026. See Note 4 of the Notes to Financial Statements for details.

(e)	During the six months ended January 31, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2015	Net Activity	Shares Held at January 31, 2016	Income
BlackRock Liquidity Funds, MuniCash	—	339,390	339,390	—
FFI Institutional Tax-Exempt Fund	478,351	(478,351)	—	$78

(f)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(22)	5-Year U.S. Treasury Note	March 2016	$2,654,781	$(42,029)
(17)	10-Year U.S. Treasury Note	March 2016	$2,202,828	(51,017)
(7)	Long U.S. Treasury Bond	March 2016	$1,127,219	(50,790)
(1)	Ultra U.S. Treasury Bond	March 2016	$166,188	(8,595)
Total				$(152,431)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	27

Schedule of Investments (concluded)	BlackRock Municipal Income Investment Trust (BBF)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$152,431	—	$152,431

[1]    Includes cumulative depreciation on financial futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended January 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) From:
Financial futures contracts	—	—	—	—	$(57,411)	—	$(57,411)

Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(141,234)	—	$(141,234)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — short	$4,499,656

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$164,875,126	—	$164,875,126
Short-Term Securities	$339,390	—	—	339,390

Total	$339,390	$164,875,126	—	$165,214,516

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest Rate Contracts	$(152,431)	—	—	$(152,431)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$75,850	—	—	$75,850
Liabilities:
TOB Trust Certificates	—	$(29,682,285)	—	(29,682,285)
VRDP Shares	—	(34,200,000)	—	(34,200,000)

Total	$75,850	$(63,882,285)	—	$(63,806,435)

During the six months ended January 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Schedule of Investments January 31, 2016 (Unaudited)	BlackRock Municipal Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.0%
City of Phenix Alabama IDB, Refunding RB, Meadwestvaco Coated Board Project, Series A, 3.63%, 5/15/30	$5,850	$5,502,978
County of Jefferson Alabama, RB, Limited Obligation School, Series A:
5.25%, 1/01/19	1,000	1,009,800
5.25%, 1/01/20	1,000	1,009,800
5.50%, 1/01/21	1,200	1,211,760
5.50%, 1/01/22	1,105	1,115,829
County of Jefferson Alabama Sewer Revenue, Refunding RB, Senior Lien-Warrants, Series B (a):
0.00%, 10/01/31	7,375	3,477,239
0.00%, 10/01/32	6,295	2,755,196
0.00%, 10/01/33	1,275	521,500

		16,604,102
Alaska — 0.4%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 6/01/23	7,235	7,237,749
Arizona — 1.1%
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital:
Series A, 5.00%, 2/01/34	6,340	6,951,747
Series B, 5.00%, 2/01/33	1,810	2,023,851
City of Phoenix Arizona IDA, RB, Facility:
Candeo Schools, Inc. Project, 6.00%, 7/01/23	640	717,549
Eagle College Preparatory Project, Series A, 4.50%, 7/01/22	660	696,095
Eagle College Preparatory Project, Series A, 5.00%, 7/01/33	1,000	1,032,090
Legacy Traditional Schools Project, Series A, 5.75%, 7/01/24 (b)	750	820,035
County of Pima Arizona IDA, Refunding RB, Tucson Electric Power Co. Project, Series A, 4.00%, 9/01/29	6,000	6,304,080

		18,545,447
California — 16.3%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Sub-Lien, Series A (AMBAC), 0.00%, 10/01/30 (a)	10,530	5,931,760
Anaheim California Public Financing Authority, Refunding RB, Electric Distribution System, Series A, 4.00%, 10/01/31	17,080	18,351,264
California Health Facilities Financing Authority, Refunding RB:
Adventist Health System/West, Series A, 4.00%, 3/01/28	8,490	9,128,533
Adventist Health System/West, Series A, 4.00%, 3/01/33	61,485	64,302,858
Cedars-Sinai Medical Center, 5.00%, 11/15/30	3,000	3,709,590
California HFA, RB, S/F Housing, Home Mortgage, Series I, AMT, 4.70%, 8/01/26	10,000	10,016,700
California Municipal Finance Authority, RB:
Biola University, 4.00%, 10/01/27	750	800,370
Biola University, 5.00%, 10/01/29	660	748,869
Biola University, 5.00%, 10/01/30	500	564,495
Biola University, 4.00%, 10/01/33	2,500	2,601,550
Senior, S/F Housing, Caritas Affordable Housing, Inc. Project, Series A, 5.00%, 8/15/30	1,000	1,147,310
California Pollution Control Financing Authority, RB, Poseidon Resources Desalination Project, AMT, 5.00%, 7/01/30 (b)	13,845	15,442,713

Municipal Bonds	Par (000)	Value
California (continued)
California State Public Works Board, RB:, RB, Judicial Council Projects, Series A:
5.00%, 3/01/32	$5,000	$5,864,050
5.00%, 3/01/33	5,220	6,103,485
California Statewide Communities Development Authority, RB, American Baptist Homes of the West, Series A, 5.00%, 10/01/23	1,500	1,757,490
California Statewide Communities Development Authority, Refunding RB:
Episcopal Communities & Services, 5.00%, 5/15/27	500	569,915
Episcopal Communities & Services, 5.00%, 5/15/32	1,000	1,103,640
Eskaton Properties, Inc., 5.25%, 11/15/34	2,500	2,735,500
Loma Linda University Medical center, 5.25%, 12/01/29	5,000	5,664,100
City & County of San Francisco California Redevelopment Agency, Refunding, Special Tax Bonds, No. 6 Mission Bay South Public Improvements, Series A:
5.00%, 8/01/28	1,000	1,130,700
5.00%, 8/01/29	1,300	1,460,043
5.00%, 8/01/33	1,335	1,482,638
El Camino Community College District, GO, CAB, Election of 2002, Series C (a):
0.00%, 8/01/30	9,090	5,768,332
0.00%, 8/01/31	12,465	7,469,651
0.00%, 8/01/32	17,435	10,059,298
Los Angeles Regional Airports Improvement Corp., Refunding RB, LAXFuel Corp., Los Angeles International, AMT:
4.50%, 1/01/27	5,000	5,558,850
5.00%, 1/01/32	4,110	4,590,706
M-S-R Energy Authority, RB, Series C, 6.13%, 11/01/29	2,500	3,262,700
Oakland Unified School District/Alameda County, GO, Series A:
5.00%, 8/01/30	1,000	1,181,960
5.00%, 8/01/32	1,100	1,284,745
5.00%, 8/01/33	1,000	1,162,550
Poway Unified School District, GO, CAB, Election of 2008, Series A (a):
0.00%, 8/01/27	10,000	7,059,800
0.00%, 8/01/30	10,000	6,255,800
0.00%, 8/01/32	12,500	7,212,000
Poway Unified School District Public Financing Authority, Refunding, Special Tax Bonds:
5.00%, 9/15/26	935	1,094,511
5.00%, 9/15/29	1,205	1,386,063
5.00%, 9/15/32	990	1,122,620
Riverside Public Financing Authority, Tax Allocation Bonds, University Corridor/Sycamore Canyon Merged Redevelopment Project, Series C (NPFGC), 4.50%, 8/01/30	10,000	10,421,200
San Bernardino Community College District, GO, Refunding, Series A:
4.00%, 8/01/31	10,660	11,702,122
4.00%, 8/01/32	12,010	13,098,466
4.00%, 8/01/33	5,665	6,162,330
San Diego Community College District, GO, CAB, Election of 2006, 0.00%, 8/01/30 (a)	5,000	2,794,700
Union City Community Redevelopment Agency, Community Redevelopment Agency Projects, Series A:
5.00%, 10/01/30	1,000	1,216,700
5.00%, 10/01/31	1,815	2,195,696

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	29

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT)

Municipal Bonds	Par (000)	Value
California (continued)
Union City Community Redevelopment Agency, Community Redevelopment Agency Projects, Series A (continued):
5.00%, 10/01/32	$1,355	$1,631,474
5.00%, 10/01/33	3,000	3,600,780

		277,910,627
Colorado — 3.8%
Central Platte Valley Metropolitan District, GO, Series A:
5.13%, 12/01/29	700	804,160
5.50%, 12/01/29	750	882,563
5.38%, 12/01/33	1,500	1,734,105
City of Lakewood Colorado Plaza Metropolitan District No. 1, Refunding, Tax Allocation Bonds, 4.00%, 12/01/23 (b)	1,000	1,024,020
Colorado Educational & Cultural Facilities Authority, Refunding RB, Peak to Peak Charter School Project, 5.00%, 8/15/30	1,000	1,139,540
Colorado Health Facilities Authority, Refunding RB, Series A:
Covenant Retirement Communities, 4.50%, 12/01/33	4,595	4,656,205
Covenant Retirement Communities, 5.00%, 12/01/33	3,000	3,248,670
The Evangelical Lutheran Good Samaritan Society Project, 5.00%, 6/01/29	3,455	3,902,837
The Evangelical Lutheran Good Samaritan Society Project, 5.00%, 6/01/30	3,140	3,533,630
The Evangelical Lutheran Good Samaritan Society Project, 5.00%, 6/01/31	2,250	2,532,060
The Evangelical Lutheran Good Samaritan Society Project, 5.00%, 6/01/32	1,500	1,672,785
Copperleaf Metropolitan District No 2, GO, Refunding, 5.25%, 12/01/30	500	523,835
Park Creek Metropolitan District, Refunding, Senior Limited Property, Series A:
5.00%, 12/01/26	1,000	1,209,070
5.00%, 12/01/27	1,500	1,790,580
5.00%, 12/01/28	1,500	1,777,770
5.00%, 12/01/30	1,350	1,578,515
5.00%, 12/01/31	1,500	1,748,340
5.00%, 12/01/33	1,000	1,153,600
Plaza Metropolitan District No. 1, Refunding, Tax Allocation Bonds (b):
4.10%, 12/01/24	5,080	5,201,564
4.20%, 12/01/25	5,280	5,421,927
4.50%, 12/01/30	4,305	4,445,472
State of Colorado, COP, Refunding, Fitzsimons Academic Projects, 4.00%, 11/01/30	12,675	13,757,445
Tallyns Reach Metropolitan District No. 3, GO, Refunding, 5.00%, 12/01/33	505	537,966

		64,276,659
Connecticut — 1.5%
City of Hartford Connecticut, GO, Refunding, Series A:
4.00%, 4/01/29	8,390	9,022,941
4.00%, 4/01/32	1,500	1,585,185
Connecticut HFA, Refunding RB, M/F Housing, Mortgage Finance Program, Sub-Series F-1, 3.00%, 11/15/32	12,020	11,941,149
State of Connecticut, Special Tax Revenue, RB, Series A, 5.00%, 8/01/31	3,000	3,633,870

		26,183,145

Municipal Bonds	Par (000)	Value
District of Columbia — 0.1%
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 7/01/33	$1,700	$1,988,949
Florida — 11.3%
City of North Miami Beach Florida, Refunding RB:
4.00%, 8/01/27	3,325	3,625,015
5.00%, 8/01/29	3,650	4,205,786
5.00%, 8/01/30	4,020	4,613,231
5.00%, 8/01/31	4,235	4,839,716
5.00%, 8/01/32	4,445	5,059,743
City of Tampa Florida, Refunding RB, Series A:
County of Hillsborough Florida Expressway Authority, 4.00%, 7/01/30	6,395	6,935,122
H. Lee Moffitt Cancer Center Project, 4.00%, 9/01/33	10,000	10,544,600
County of Alachua Florida Health Facilities Authority, RB, East Ridge Retirement Village, Inc. Project, 6.00%, 11/15/29	5,000	5,632,200
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 4/01/33	3,760	4,257,598
County of Broward Florida, RB, Fort Lauderdale Fuel Facilities, Series A, AMT:
5.00%, 4/01/30	600	679,278
5.00%, 4/01/33	740	824,730
County of Martin Florida IDA, Refunding RB, Indiantown Cogeneration, L.P. Project, AMT, 4.20%, 12/15/25	5,250	5,372,062
County of Miami-Dade Florida Educational Facilities Authority, RB, University of Miami, Series A:
4.00%, 4/01/31	2,930	3,119,659
4.00%, 4/01/32	1,000	1,059,430
County of Miami-Dade Florida Educational Facilities Authority, Refunding RB, Sub-Series B, 5.00%, 10/01/32	5,000	5,806,950
County of Miami-Dade Florida School Board, COP, Refunding:
Series A, 5.00%, 5/01/32	10,000	11,294,900
Series A, 5.00%, 5/01/32	9,000	10,620,630
Series D, 5.00%, 2/01/29	14,550	17,363,679
County of St. Johns Florida Water & Sewer Revenue, Refunding RB, CAB, Series B (a):
0.00%, 6/01/29	2,295	1,617,768
0.00%, 6/01/30	2,000	1,363,280
0.00%, 6/01/31	1,295	849,455
0.00%, 6/01/32	2,495	1,578,936
Double Branch Community Development District, Refunding, Special Assessment Bonds, Senior Lien, Series A-1, 4.13%, 5/01/31	1,200	1,258,368
Greater Orlando Aviation Authority, Refunding RB, Jet Blue Airways Corp. Project, AMT, 5.00%, 11/15/26	2,000	2,101,440
Jacksonville Florida Port Authority, Refunding RB, AMT:
4.50%, 11/01/30	2,895	3,179,376
4.50%, 11/01/31	3,200	3,501,664
4.50%, 11/01/32	2,300	2,502,124
Miami Beach Health Facilities Authority, Refunding RB, Mont Sinai Medical Center:
5.00%, 11/15/25	650	770,159
5.00%, 11/15/26	250	292,603
5.00%, 11/15/27	375	435,296
5.00%, 11/15/28	500	576,410
5.00%, 11/15/30	1,000	1,136,160
Miami Beach Redevelopment Agency, Refunding, Tax Increment Revenue:
5.00%, 2/01/28	1,000	1,191,950
5.00%, 2/01/29	1,650	1,956,356

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT)

Municipal Bonds	Par (000)	Value
Florida (continued)
Miami Beach Redevelopment Agency, Refunding, Tax Increment Revenue (continued):
5.00%, 2/01/30	$3,305	$3,893,026
5.00%, 2/01/31	3,500	4,120,165
5.00%, 2/01/32	4,000	4,664,640
5.00%, 2/01/33	4,770	5,532,771
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A:
5.00%, 4/01/30	3,720	4,370,442
5.00%, 4/01/31	2,000	2,339,560
5.00%, 4/01/33	5,000	5,796,450
Miami-Dade County Industrial Development Authority, RB, Series A, 5.00%, 6/01/30	2,385	2,573,081
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/30	3,825	4,561,733
Village Community Development District No. 6, Refunding, Special Assessment Bonds, Sumter County, 4.00%, 5/01/29	6,180	6,292,785
Village Community Development District No. 10, Special Assessment Bonds, Sumter County:
4.50%, 5/01/23	3,070	3,367,452
5.00%, 5/01/32	5,765	6,393,616
Village Community Development District No. 5, Refunding, Special Assessment Bonds:
Phase I, 3.50%, 5/01/28	2,055	2,070,803
Phase I, 3.50%, 5/01/28	3,885	3,909,670
Phase II, 4.00%, 5/01/33	1,195	1,218,338
Phase II, 4.00%, 5/01/34	2,480	2,520,523

		193,790,729
Idaho — 0.6%
Idaho Housing & Finance Association, RB, Series A, 4.00%, 7/15/30	10,000	10,713,600
Illinois — 16.0%
Chicago Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 1/01/33	5,000	5,606,700
Chicago O’Hare International Airport, Refunding RB:
5.00%, 1/01/33	6,940	8,048,734
5.00%, 1/01/34	7,850	9,084,099
City of Chicago Illinois, GO, Series A:
CAB (NPFGC), 0.00%, 1/01/27 (a)	5,000	2,978,350
Project, 5.00%, 1/01/33	10,000	9,688,800
City of Chicago Illinois, GO, Refunding, 5.25%, 1/01/30	6,000	6,081,240
City of Chicago Illinois, RB, Wastewater Transmission, 2nd Lien:
4.00%, 1/01/31	10,375	10,461,942
4.00%, 1/01/32	10,790	10,840,605
4.00%, 1/01/33	11,220	11,249,060
4.00%, 1/01/35	9,135	9,122,759
City of Chicago Illinois, Refunding ARB, O’Hare International Airport Passenger Facility Charge, Series B, AMT:
4.00%, 1/01/27	5,000	5,284,850
4.00%, 1/01/29	28,425	29,258,421
City of Chicago Illinois Motor Fuel Tax Revenue, Refunding RB, (AGM), 5.00%, 1/01/30	730	805,168
City of St. Charles Illinois, GO, Refunding, Corporate Purpose:
4.00%, 12/01/30	1,620	1,751,884
4.00%, 12/01/31	1,715	1,847,775
4.00%, 12/01/32	1,800	1,931,220
County of Cook Illinois, GO, Refunding, Series C, 4.00%, 11/15/29	19,750	20,013,267
County of Will Illinois Community High School District No. 210 Lincoln-Way, GO, Refunding:
CAB, Series B, 0.00%, 1/01/29 (a)	6,920	4,075,119
CAB, Series B, 0.00%, 1/01/30 (a)	5,680	3,188,752

Municipal Bonds	Par (000)	Value
Illinois (continued)
County of Will Illinois Community High School District No. 210 Lincoln-Way, GO, Refunding (continued):
CAB, Series B, 0.00%, 1/01/31 (a)	$13,330	$7,116,887
CAB, Series B, 0.00%, 1/01/32 (a)	16,500	8,407,080
Series A, Charter School Project-Noble Network, 5.00%, 1/01/31	16,300	18,530,981
Illinois Finance Authority, Refunding RB:
Lutheran Home & Services Obligated Group, 5.00%, 5/15/22	4,660	4,956,749
Lutheran Home & Services Obligated Group, 5.50%, 5/15/27	4,350	4,707,135
Lutheran Home & Services Obligated Group, 5.50%, 5/15/30	4,900	5,251,624
Rush University Medical Center, Series A, 5.00%, 11/15/31	8,415	9,897,807
Rush University Medical Center, Series A, 5.00%, 11/15/32	2,075	2,416,670
Rush University Medical Center, Series A, 5.00%, 11/15/33	2,125	2,467,401
The Peoples Gas Light & Coke Company Project, 4.00%, 2/01/33	11,000	11,495,000
Illinois State Toll Highway Authority, Refunding RB, Senior, Series A:
4.00%, 12/01/31	20,000	21,776,600
5.00%, 12/01/32	4,550	5,437,978
Winnebago & Boone Counties School District No. 205 Rockford, GO:
4.00%, 2/01/29	9,305	9,935,414
4.00%, 2/01/30	9,835	10,451,655

		274,167,726
Indiana — 3.5%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 5.88%, 1/01/24	2,250	2,611,800
Indiana Finance Authority, Refunding RB:
Community Health Network Project, Series A, 4.00%, 5/01/35	23,565	24,025,224
Earlham College Project, 5.00%, 10/01/32	11,255	12,357,990
Indiana Health Facility Financing Authority, RB, Ascension Health Credit Group, 5.00%, 11/15/34	10,000	11,824,000
Indiana Municipal Power Agency, Refunding RB, Series A, 5.00%, 1/01/31	8,000	9,484,960

		60,303,974
Iowa — 2.1%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.50%, 12/01/22	18,500	19,454,970
5.25%, 12/01/25	14,345	15,655,559

		35,110,529
Kansas — 0.2%
Wyandotte County-Kansas City Unified Government Utility System Revenue, RB, Series A (c):
5.00%, 9/01/30	1,175	1,403,808
5.00%, 9/01/31	1,000	1,186,080
5.00%, 9/01/33	1,370	1,608,585

		4,198,473
Kentucky — 0.1%
Kentucky Public Transportation Infrastructure Authority, RB, CAB, 1st Tier-DownTown Crossing Project:
Convertible Series C, 0.00%, 7/01/33 (d)	1,500	1,187,490
Series B, 0.00%, 7/01/30 (a)	1,230	626,476

		1,813,966

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	31

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT)

Municipal Bonds	Par (000)	Value
Louisiana — 2.5%
City of New Orleans Louisiana, Refunding RB:
5.00%, 12/01/27	$1,500	$1,785,960
5.00%, 12/01/29	1,000	1,174,020
Louisiana Stadium & Exposition District, Refunding RB, Senior, Series A:
5.00%, 7/01/28	4,420	5,167,555
5.00%, 7/01/29	3,000	3,491,910
5.00%, 7/01/30	5,000	5,792,350
5.00%, 7/01/32	3,000	3,432,990
Port New Orleans Board of Commissioners, Refunding RB, Series B, AMT:
5.00%, 4/01/31	300	334,554
5.00%, 4/01/32	1,000	1,109,760
5.00%, 4/01/33	1,575	1,744,691
Terrebonne Levee & Conservation District, RB, Sales Tax, 5.00%, 7/01/29	1,925	2,202,854
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.25%, 5/15/31	3,425	3,843,158
5.25%, 5/15/32	4,375	4,965,669
5.25%, 5/15/33	4,750	5,302,377
5.25%, 5/15/35	1,500	1,680,120

		42,027,968
Maine — 1.3%
Maine Health & Higher Educational Facilities Authority, RB, Eastern Maine Medical Center Obligation:
5.00%, 7/01/25	1,250	1,429,088
5.00%, 7/01/26	1,000	1,135,030
5.00%, 7/01/27	1,000	1,126,860
5.00%, 7/01/33	5,000	5,507,000
Maine State Housing Authority, Refunding RB, S/F Housing, Series B, 3.45%, 11/15/32	12,000	12,233,040

		21,431,018
Maryland — 1.0%
Anne Arundel County Consolidated, Special Taxing District, Special Tax Bonds, Villages At Two Rivers Project:
4.20%, 7/01/24	700	722,043
4.90%, 7/01/30	1,315	1,355,212
Maryland EDC, Refunding RB:
CNX Marine Terminals, Inc., 5.75%, 9/01/25	3,225	3,084,487
Salisbury University Project, 5.00%, 6/01/34	500	538,420
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Meritus Medical Center, 5.00%, 7/01/29	2,200	2,539,240
Meritus Medical Center, 5.00%, 7/01/31	1,400	1,601,110
Meritus Medical Center, 5.00%, 7/01/33	1,200	1,367,148
Peninsula Regional Medical Center, 5.00%, 7/01/30	1,185	1,386,154
Peninsula Regional Medical Center, 5.00%, 7/01/31	2,200	2,560,844
Peninsula Regional Medical Center, 5.00%, 7/01/32	1,635	1,895,194

		17,049,852
Massachusetts — 0.5%
Massachusetts Educational Financing Authority, Refunding RB, Series K, AMT, 5.25%, 7/01/29	8,435	9,284,320
Michigan — 1.0%
Michigan Finance Authority, Refunding RB:
Holland Community Hospital, Series A, 5.00%, 1/01/33	750	831,735
MidMichigan Health, 5.00%, 6/01/33	2,750	3,113,963
Oakwood Obligation Group, 5.00%, 8/15/30	4,105	4,742,465

Municipal Bonds	Par (000)	Value
Michigan (continued)
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	$8,195	$8,688,913

		17,377,076
Mississippi — 1.3%
Mississippi Development Bank, Refunding RB, Municipal Energy Agency of Mississippi, Series A:
5.00%, 3/01/30	2,280	2,684,882
5.00%, 3/01/31	1,595	1,867,857
5.00%, 3/01/32	2,000	2,327,000
5.00%, 3/01/33	1,275	1,478,669
State of Mississippi, RB, Series E, 5.00%, 10/15/33	12,225	14,282,223

		22,640,631
Missouri — 0.3%
Missouri State Health & Educational Facilities Authority, Refunding RB:
CoxHealth, Series A, 4.00%, 11/15/33	2,010	2,117,234
St. Louis College of Pharmacy, 5.00%, 5/01/30	3,000	3,331,980

		5,449,214
Nebraska — 2.2%
Central Plains Nebraska Energy Project, RB:
Energy Project No. 3, 5.00%, 9/01/27	7,010	8,095,989
Gas Project No. 3, 5.00%, 9/01/32	4,500	5,097,555
Nebraska Public Power District, Refunding RB, General (c):
Series A, 5.00%, 1/01/29	1,660	2,034,795
Series A, 5.00%, 1/01/31	1,120	1,354,237
Series A, 5.00%, 1/01/32	1,000	1,202,370
Series A, 5.00%, 1/01/33	1,620	1,936,937
Series B, 5.00%, 1/01/29	3,250	3,983,785
Series B, 5.00%, 1/01/30	3,000	3,650,820
Series B, 5.00%, 1/01/31	4,660	5,634,592
Series B, 5.00%, 1/01/32	3,500	4,208,295

		37,199,375
New Hampshire — 0.9%
New Hampshire Health & Education Facilities Authority, Refunding RB, Concord Hospital, Series A:
5.00%, 10/01/26	1,075	1,229,230
5.00%, 10/01/27	1,180	1,343,300
4.00%, 10/01/33	3,500	3,651,935
New Hampshire State Turnpike System, RB, Series C:
4.00%, 8/01/33	4,350	4,669,203
4.00%, 8/01/35	4,745	5,052,429

		15,946,097
New Jersey — 11.2%
Casino Reinvestment Development Authority, Refunding RB, 5.00%, 11/01/21	2,465	2,701,837
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, Logan Project, Series A, AMT, 5.00%, 12/01/24	1,500	1,701,435
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, Series B, 5.63%, 11/15/30	1,315	1,490,618
Continental Airlines, Inc. Project, 5.25%, 9/15/29	12,230	13,428,295
Continental Airlines, Inc. Project, Series A, 5.63%, 11/15/30	1,740	1,972,116
Private Activity Bond, The Goethals Bridge Replacement Project, 5.00%, 1/01/28	4,705	5,258,496

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/26	$10,610	$11,501,983
Cigarette Tax, 4.25%, 6/15/27	16,500	17,028,165
Continental Airlines, Inc. Project, AMT, 5.75%, 9/15/27	6,200	6,890,680
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	5,000	5,841,250
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Princeton HealthCare System, 5.00%, 7/01/28	2,000	2,390,320
Princeton HealthCare System, 5.00%, 7/01/29	2,900	3,444,330
Princeton HealthCare System, 5.00%, 7/01/30	2,400	2,833,896
St. Barnabas Health, Series A, 4.00%, 7/01/26	3,000	3,234,030
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	6,685	7,023,929
New Jersey Transportation Trust Fund Authority, RB:
5.25%, 6/15/27	4,225	4,780,081
Transportation Program, Series AA, 5.25%, 6/15/28	4,500	5,056,875
Transportation System, CAB, Series A, 0.00%, 12/15/28 (a)	66,000	37,453,680
Transportation System, CAB, Series A, 0.00%, 12/15/29 (a)	18,000	9,732,780
Transportation System, Series AA, 4.00%, 6/15/30	13,315	13,423,118
Transportation System, Series C, 5.25%, 6/15/32	10,000	11,043,900
Transportation System, Series D, 5.00%, 6/15/32	5,000	5,401,350
Newark Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 5.25%, 1/01/27	5,000	6,093,150
South Jersey Transportation Authority, Refunding RB, Transportation System, Series A:
5.00%, 11/01/33	500	561,325
5.00%, 11/01/34	500	560,115
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 4.50%, 6/01/23	3,210	3,254,330
Township of Irvington New Jersey, GO, Refunding, Series A (AGM):
5.00%, 7/15/29	1,750	2,042,338
5.00%, 7/15/30	2,000	2,322,000
5.00%, 7/15/31	1,450	1,676,998
5.00%, 7/15/32	835	960,985

		191,104,405
New Mexico — 1.1%
New Mexico Educational Assistance Foundation, RB, AMT:
Education Loan Series A-1, 3.75%, 9/01/31	6,250	6,544,250
Education Loan Series A-2, 3.80%, 11/01/32	5,850	6,122,844
Education Loan Series A-2, 3.80%, 9/01/33	5,000	5,240,550

		17,907,644
New York — 5.2%
Build NYC Resource Corp., RB, South Bronx Charter School for International Cultures & The Arts Project, Series A, 5.00%, 4/15/33	3,530	3,655,032
Build NYC Resource Corp., Refunding RB, Prat Paper, Inc. Project, AMT, 4.50%, 1/01/25 (b)	900	979,452

Municipal Bonds	Par (000)	Value
New York (continued)
Housing Development Corp., Refunding RB, M/F Housing, Series L-1:
3.40%, 11/01/30	$1,580	$1,615,898
3.50%, 11/01/32	1,160	1,179,546
New York Convention Center Development Corp., Refunding RB, 5.00%, 11/15/33	9,115	10,951,855
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	8,110	10,010,416
New York Mortgage Agency, Refunding RB, Series 48, 3.45%, 10/01/33	3,500	3,568,985
New York State HFA, RB, M/F Affordable Housing (SONYMA):
3.05%, 11/01/27	2,020	2,085,690
3.45%, 11/01/32	5,235	5,362,263
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series B, 4.00%, 11/01/24 (b)	3,000	3,032,850
Onondaga Civic Development Corp., Refunding RB, St. Joseph’s Hospital Health Center Project, 4.50%, 7/01/22 (e)	9,115	10,922,322
Triborough Bridge & Tunnel Authority, Refunding RB, CAB, Series A (a):
0.00%, 11/15/29	17,810	11,962,443
0.00%, 11/15/30	25,215	16,290,403
0.00%, 11/15/31	5,000	3,096,750
TSASC, Inc., Refunding RB, Series 1, 5.00%, 6/01/26	4,000	4,032,640

		88,746,545
North Carolina — 0.1%
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/31	1,665	1,916,332
Ohio — 0.6%
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities, Series A:
5.25%, 7/01/28	500	524,025
5.63%, 7/01/32	1,000	1,051,780
Ohio State University, RB, General Receipts Special Purpose, Series A, 4.00%, 6/01/31	4,220	4,624,107
State of Ohio, RB, Portsmouth Bypass Project, AMT:
5.00%, 12/31/29	1,625	1,901,559
5.00%, 12/31/30	2,400	2,789,136

		10,890,607
Oklahoma — 0.2%
County of Oklahoma, Oklahoma Finance Authority, Refunding RB, Epworth Villa Project, Series A:
5.00%, 4/01/23	1,050	983,157
5.00%, 4/01/29	1,500	1,405,905
5.00%, 4/01/33	1,050	985,404

		3,374,466
Pennsylvania — 11.0%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 5/01/27	6,750	7,506,337
5.00%, 5/01/28	5,000	5,533,200
5.00%, 5/01/29	3,745	4,126,466
5.00%, 5/01/30	5,300	5,814,683
Chester County Health & Education Facilities Authority, Refunding RB, Simpson Senior Services Project, Series A, 5.00%, 12/01/30	2,180	2,276,334
County of Beaver Pennsylvania IDA, Refunding RB, First Energy Nuclear Energy Project, Series B, 3.50%, 12/01/35 (f)	4,540	4,638,246

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	33

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT)

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
County of Cumberland Pennsylvania Municipal Authority, Refunding RB:
Asbury Pennsylvania Obligated Group, 5.00%, 1/01/22	$750	$814,695
Asbury Pennsylvania Obligated Group, 5.25%, 1/01/27	1,275	1,363,804
Asbury Pennsylvania Obligated Group, 5.25%, 1/01/32	3,350	3,535,322
Diakon Lutheran Social Ministries Project, 5.00%, 1/01/29	1,300	1,464,216
Diakon Lutheran Social Ministries Project, 5.00%, 1/01/30	2,675	3,001,939
County of Lehigh Pennsylvania, Refunding RB, Lehigh Valley Health Network, 4.00%, 7/01/33	27,535	28,625,661
County of Montgomery Pennsylvania Higher Education & Health Authority, Refunding RB, Abington Memorial Hospital Obligated Group, 5.00%, 6/01/31	5,000	5,619,200
County of Montgomery Pennsylvania IDA, Refunding RB:
Acts Retirement-Life Communities, Inc. Obligated Group, 5.00%, 11/15/26	2,500	2,760,600
Albert Einstein Healthcare Network, Series A, 5.25%, 1/15/29	3,250	3,662,880
Albert Einstein Healthcare Network, Series A, 5.25%, 1/15/30	6,185	6,940,498
Whitemarsh Continuing Care Retirement Community Project, 5.00%, 1/01/30	2,000	2,031,580
County of Northampton Pennsylvania General Purpose Authority, RB, St. Luke’s Hospital of Bethlehem, Series A, 5.00%, 8/15/33	13,250	14,659,402
Pennsylvania Economic Development Financing Authority, RB, Pennsylvania Rapid Bridge Replacement Project, AMT:
5.00%, 12/31/34	5,000	5,594,350
The, 5.00%, 12/31/29	5,000	5,748,950
The, 5.00%, 12/31/30	13,100	14,975,134
Pennsylvania HFA, RB, S/F Housing, Series 114C, 3.30%, 10/01/32	20,500	20,668,715
Pennsylvania Higher Educational Facilities Authority, RB, Shippensburg University Student Services, 5.00%, 10/01/30	5,250	5,659,657
Pennsylvania Higher Educational Facilities Authority, Refunding RB, La Salle University, 4.00%, 5/01/32	3,000	3,081,630
State Public School Building Authority, RB, School District of Philadelphia Project:
5.00%, 4/01/27	4,130	4,517,229
5.00%, 4/01/28	8,000	8,705,760
5.00%, 4/01/29	6,000	6,502,380
5.00%, 4/01/30	5,500	5,931,200
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc. Student Housing Project:
5.00%, 7/01/30	825	897,320
5.00%, 7/01/30	1,280	1,386,240

		188,043,628
Rhode Island — 0.8%
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.00%, 6/01/28	2,750	3,171,355
5.00%, 6/01/29	4,500	5,150,565
5.00%, 6/01/30	4,215	4,785,163

		13,107,083

Municipal Bonds	Par (000)	Value
South Carolina — 0.1%
South Carolina Jobs EDA, Refunding RB, The Lutheran Homes of South Carolina, Inc., 5.00%, 5/01/28	$2,000	$2,127,340
South Dakota — 0.0%
Educational Enhancement Funding Corp., Refunding RB, Series B, 5.00%, 6/01/27	650	744,952
Tennessee — 0.5%
Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.00%, 1/01/33	1,500	1,671,345
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Erlanger Health System, Series A, 5.00%, 10/01/31	6,210	7,050,399

		8,721,744
Texas — 18.3%
Central Texas Regional Mobility Authority, RB, Senior Lien, Series A:
5.00%, 1/01/30	1,600	1,850,528
5.00%, 1/01/31	1,175	1,353,071
5.00%, 1/01/33	1,500	1,716,780
Central Texas Turnpike System, Refunding RB, Series C:
5.00%, 8/15/32	12,500	14,382,000
5.00%, 8/15/33	14,000	16,062,340
City of Brownsville Texas Utilities System Revenue, Refunding RB, Series A:
4.00%, 9/01/30	11,170	12,091,078
4.00%, 9/01/31	11,220	12,070,925
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	2,665	2,899,573
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 8/15/33	1,650	1,978,268
Clifton Higher Education Finance Corp., Refunding RB, Uplift Education, Series A:
3.10%, 12/01/22	1,050	1,038,482
3.95%, 12/01/32	1,800	1,748,106
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
5.75%, 1/01/28	500	566,315
6.38%, 1/01/33	460	535,440
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding RB, Series A:
Brazos Presbyterian Homes, Inc. Project, 5.00%, 1/01/33	1,090	1,116,204
Memorial Hermann Health System, 4.00%, 12/01/31	20,000	20,837,600
YMCA of the Greater Houston Area, 5.00%, 6/01/28	1,500	1,684,950
5.00%, 6/01/33	3,000	3,292,950
County of Harris Texas, Refunding RB, Toll Road, Senior Lien, Series C, 4.00%, 8/15/33	12,325	13,120,209
County of Matagorda Texas Navigation District No. 1, Refunding RB:
Series A (AMBAC), 4.40%, 5/01/30	31,120	35,216,637
Series B (AMBAC), AMT, 4.55%, 5/01/30	10,000	11,182,900
Series B-2, 4.00%, 6/01/30	12,895	13,735,238
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A (a):
0.00%, 9/15/31	6,235	3,628,147
0.00%, 9/15/32	15,135	8,320,012

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT)

Municipal Bonds	Par (000)	Value
Texas (continued)
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A:
4.00%, 11/15/31	$5,500	$5,791,335
4.00%, 11/15/32	15,420	16,185,603
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB:
Scott & White Healthcare Project, Series A, 5.00%, 8/15/33	5,000	5,790,350
Trinity Terrace Project, Series A-1, 5.00%, 10/01/29	1,000	1,121,650
Leander ISD, GO, Refunding, Series D (a):
0.00%, 8/15/31	1,200	690,888
0.00%, 8/15/32	2,000	1,080,080
0.00%, 8/15/33	4,485	2,299,818
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, AMT, 5.00%, 11/01/28	5,750	6,350,128
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services:
4.00%, 5/15/31	9,970	10,643,872
4.00%, 5/15/32	5,635	5,975,748
New Hope Cultural Education Facilities Corp., RB, Series A:
Station 1 LLC Texas A&M University Project, 5.00%, 4/01/29	2,290	2,504,939
Stephenville LLC Tarleton State University Project, 5.38%, 4/01/28	1,150	1,274,890
Stephenville LLC Tarleton State University Project, 5.00%, 4/01/24	420	476,876
Stephenville LLC Tarleton State University Project, 5.00%, 4/01/25	240	273,684
Stephenville LLC Tarleton State University Project, 5.00%, 4/01/29	725	795,195
New Hope Cultural Education Facilities Corp., Refunding RB, 1st Mortgage, Morningside Ministries Project, 6.25%, 1/01/33	1,600	1,799,280
North Texas Tollway Authority, Refunding RB, Series A, 5.00%, 1/01/33	15,900	18,589,803
Red River Health Facilities Development Corp., RB, Wichita Falls Retirement Foundation Project:
4.70%, 1/01/22	745	788,910
5.50%, 1/01/32	1,000	1,065,880
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/30	18,000	20,425,140
5.00%, 12/15/31	25,000	28,284,750

		312,636,572
U.S. Virgin Islands — 0.7%
Virgin Islands Public Finance Authority, Refunding RB, Gross Receipts Taxes Loan Note, Series C, 5.00%, 10/01/30	10,000	11,290,700
Vermont — 0.2%
Vermont EDA, Refunding, MRB, Wake Robin Corp. Project, 5.40%, 5/01/33	2,400	2,533,056
Virginia — 2.8%
County of Fairfax Virginia EDA, RB, Vinson Hall LLC, Series A, 5.00%, 12/01/32	2,000	2,103,080
County of Fairfax Virginia IDA, Refunding RB, Inova Health System, Series D, 4.00%, 5/15/29	5,325	5,761,544
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
4.50%, 7/01/30	3,000	3,075,570
4.50%, 7/01/32	1,100	1,121,472

Municipal Bonds	Par (000)	Value
Virginia (continued)
County of Prince William Virginia IDA, Refunding RB, Novant Health Obligation Group, Series B, 4.00%, 11/01/33	$5,445	$5,734,620
Dulles Town Center Community Development Authority, Refunding, Special Assessment, Dulles Town Center Project, 4.25%, 3/01/26	500	514,580
Virginia College Building Authority, RB, Green Bonds, Marymount University Project, Series B, 5.25%, 7/01/30 (b)	2,000	2,176,560
Virginia HDA, RB, Remarketing, M/F Housing, Sub-Series C-2, 3.00%, 4/01/31	23,175	23,034,559
Virginia Small Business Financing Authority, RB, Senior Lien, Express Lanes LLC, AMT, 5.00%, 7/01/34	3,940	4,262,292

		47,784,277
Washington — 4.0%
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A:
3.50%, 9/01/18	1,025	1,048,585
5.00%, 9/01/27	1,000	1,070,240
5.25%, 9/01/32	1,850	1,951,473
Port of Seattle Washington Industrial Development Corp., Refunding RB, Special Facilities, Delta Airline, Inc. Project, AMT, 5.00%, 4/01/30	5,000	5,280,100
Spokane Public Facilities District, Refunding RB, Series B:
4.50%, 12/01/30	5,370	5,860,227
5.00%, 12/01/32	5,895	6,633,172
5.00%, 9/01/33	4,665	5,236,089
State of Washington, COP, State & Local Agency Real and Personal Property, Series B:
4.00%, 7/01/29	3,605	3,903,927
4.00%, 7/01/30	4,290	4,624,620
4.00%, 7/01/31	4,470	4,791,348
4.00%, 7/01/32	4,590	4,908,822
State of Washington, GO, Series B, 5.00%, 2/01/25	5,825	7,331,403
Washington State Housing Finance Commission, RB, Herons Key Senior Living, Series B-2, 4.88%, 1/01/22 (b)	600	603,744
Washington State Housing Finance Commission, Refunding RB:
Emerald Heights Project, 5.00%, 7/01/28	1,000	1,119,810
Emerald Heights Project, 5.00%, 7/01/33	1,100	1,216,842
S/F Housing, Series 1N (Ginnie Mae, Fannie Mae, Freddie Mac), 3.50%, 12/01/33	4,035	4,121,147
WBRP 3.2, RB, Series A:
5.00%, 1/01/30	1,000	1,215,250
5.00%, 1/01/31	1,000	1,206,830
5.00%, 1/01/32	1,140	1,369,425
5.00%, 1/01/33	3,345	4,002,727

		67,495,781
Wisconsin — 1.3%
Public Finance Authority, Refunding RB, AMT:
National Gypsum Co., 5.25%, 4/01/30	6,690	6,982,353
Wisconsin Airport Facilities, Senior Obligated Group, Series B, 5.25%, 7/01/28	2,250	2,451,690
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Aspirus, Inc., Obligated Group, 5.00%, 8/15/28	3,510	4,063,843
Aspirus, Inc., Obligated Group, 5.00%, 8/15/29	3,685	4,232,849
Marquette University, 4.00%, 10/01/32	4,520	4,819,495

		22,550,230
Total Municipal Bonds — 127.1%		2,172,226,588

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	35

Schedule of Investments (continued)	BlackRock Municipal Target Term Trust (BTT)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Colorado — 5.0%
City & County of Denver Colorado, Refunding ARB, Department of Aviation, Series A, AMT:
4.25%, 11/15/29	$33,820	$36,510,599
4.25%, 11/15/30 (h)	35,210	37,786,941
4.25%, 11/15/31	8,085	8,625,637
City & County of Denver Colorado, Refunding ARB, Department of Aviation, Series A, AMT:
4.25%, 11/15/32	2,230	2,365,139

		85,288,316
Florida — 5.8%
County of Broward Florida, ARB, Series Q-1:
4.00%, 10/01/29 (h)	17,200	18,289,121
4.00%, 10/01/30	18,095	19,206,924
4.00%, 10/01/31	18,820	19,918,137
4.00%, 10/01/32	19,575	20,632,280
4.00%, 10/01/33	20,355	21,391,716

		99,438,178
Iowa — 2.6%
Iowa State Board of Regents, RB, University of Iowa Hospitals and Clinics:
4.00%, 9/01/28	3,375	3,725,575
4.00%, 9/01/29	6,525	7,115,305
4.00%, 9/01/30	6,325	6,849,275
4.00%, 9/01/31	8,650	9,312,780
4.00%, 9/01/32	7,750	8,286,014
4.00%, 9/01/33	9,375	9,994,401

		45,283,350
Texas — 9.8%
City of San Antonio Texas Public Facilities Corp., Refunding LRB, Convention Center Refinancing and Expansion Project:
4.00%, 9/15/30	15,000	16,252,176
4.00%, 9/15/31	19,475	21,002,447

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Texas (continued)
City of San Antonio Texas Public Facilities Corp., Refunding LRB, Convention Center Refinancing and Expansion Project:
4.00%, 9/15/32	$18,075	$19,401,960
4.00%, 9/15/33	11,000	11,773,271
4.00%, 9/15/34	11,885	12,683,441
4.00%, 9/15/35	4,500	4,774,487
Dallas/Fort Worth International Airport, Refunding RB, AMT:
Series E, 4.00%, 11/01/32	6,915	7,345,311
Series E, 4.13%, 11/01/35	10,435	11,041,659
Series F, 5.00%, 11/01/29	12,820	14,516,556
Series F, 5.00%, 11/01/30	15,565	17,579,617
Series F, 5.00%, 11/01/31	10,000	11,246,223
Series F, 5.00%, 11/01/32 (h)	17,170	19,203,011

		166,820,159
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 23.2%		396,830,003
Total Long-Term Investments (Cost — $2,465,199,442) — 150.3%		2,569,056,591

Short-Term Securities — 6.3%	Shares
BlackRock Liquidity Funds, MuniCash, 0.02% (i)(j)	106,418,611	106,418,611
Total Short-Term Securities (Cost — $106,418,611) — 6.3%		106,418,611
Total Investments (Cost — $2,571,618,053) — 156.6%		2,675,475,202
Liabilities in Excess of Other Assets — (1.9)%		(32,388,691)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.8)%		(184,176,479)
RVMTP Shares, at Liquidation Value — (43.9)%		(750,000,000)

Net Assets Applicable to Common Shares — 100.0%		$1,708,910,032

Notes to Schedule of Investments

(a)	Zero-coupon bond.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.

(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(e)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(f)	Variable rate security. Rate as of period end.

(g)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between November 1, 2018 to November 15, 2020, is $128,606,860. See Note 4 of the Notes to Financial Statements for details.

(i)	Current yield as of period end.

(j)	During the six months ended January 31, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2015	Net Activity	Shares Held at January 31, 2016	Income
BlackRock Liquidity Funds, MuniCash	—	106,418,611	106,418,611	—
FFI Institutional Tax-Exempt Fund	79,878,725	(79,878,725)	—	$9,274

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Schedule of Investments (concluded)	BlackRock Municipal Target Term Trust (BTT)

Derivative Financial Instruments Categorized by Risk Exposure

For the six months ended January 31, 2016, the effect of the derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) From:
Financial futures contracts	—	—	—	—	$(304,681)	—	$(304,681)

Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$330,635	—	$330,635

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — short	$63,843,750

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$2,569,056,591	—	$2,569,056,591
Short-Term Securities	$106,418,611	—	—	106,418,611

Total	$106,418,611	$2,569,056,591	—	$2,675,475,202

[1] See above Schedule of Investments for values in each sector.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,287	—	—	$1,287
Liabilities:
RVMTP Shares	—	$(750,000,000)	—	(750,000,000)
TOB Trust Certificates	—	(184,119,974)	—	(184,119,974)

Total	$1,287	$(934,119,974)	—	$(934,118,687)

During the six months ended January 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	37

Schedule of Investments January 31, 2016 (Unaudited)	BlackRock New Jersey Municipal Income Trust (BNJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 135.5%
Corporate — 9.6%
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (a)(b)	$1,790	$71,135
County of Salem New Jersey Pollution Control Financing Authority, Refunding RB, Atlantic City Electric, Series A, 4.88%, 6/01/29	2,400	2,663,712
New Jersey EDA, RB, AMT Continental Airlines, Inc. Project, Series B, 5.63%, 11/15/30	5,160	5,849,118
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc. Project, AMT:
Series A, 5.70%, 10/01/39	1,500	1,704,105
Series B, 5.60%, 11/01/34	1,275	1,439,411

		11,727,481
County/City/Special District/School District — 28.8%
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/44	5,630	5,821,138
City of Margate New Jersey, GO, Refunding, Improvement, 5.00%, 1/15/28	1,085	1,224,737
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (c)	1,990	2,067,769
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/28	1,440	1,926,144
5.50%, 10/01/29	2,630	3,547,949
County of Hudson New Jersey Improvement Authority, RB, Harrison Parking Facility Project, Series C (AGC):
5.25%, 1/01/39	2,000	2,213,620
5.38%, 1/01/44	2,400	2,644,584
County of Mercer New Jersey Improvement Authority, RB, Courthouse Annex Project, 5.00%, 9/01/40	775	900,504
County of Middlesex New Jersey, COP, Refunding, Civic Square IV Redevelopment, 5.00%, 10/15/31	1,000	1,251,030
County of Union New Jersey Improvement Authority, LRB, Guaranteed Lease, Family Court Building Project, 5.00%, 5/01/42	890	1,000,520
County of Union New Jersey Utilities Authority, Refunding RB, Solid Waste System, County Deficiency Agreement, Series A, 5.00%, 6/15/41	2,185	2,445,365
Monroe Township Board of Education Middlesex County, GO, Refunding, 5.00%, 3/01/38	860	1,001,874
New Jersey EDA, RB, Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 4/01/31	5,000	6,008,800
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	2,500	3,095,300

		35,149,334
Education — 25.7%
New Jersey EDA, RB:
Leap Academy Charter School, Series A, 6.00%, 10/01/34	185	190,909
Leap Academy Charter School, Series A, 6.20%, 10/01/44	140	143,569
MSU Student Housing Project Provide, 5.88%, 6/01/42	1,500	1,673,835
Team Academy Charter School Project, 6.00%, 10/01/33	1,490	1,707,361
New Jersey EDA, Refunding RB, Greater Brunswick Charter School, Inc. Project, Series A (c):
5.63%, 8/01/34	415	433,082
5.88%, 8/01/44	290	301,800
New Jersey Educational Facilities Authority, RB:
Higher Educational Capital Improvement Fund, Series A, 5.00%, 9/01/32	2,070	2,231,626
Montclair State University, Series J, 5.25%, 7/01/38	580	632,194

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education (continued)
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 7/01/18 (d)	$785	$863,932
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	2,445	2,654,805
Georgian Court University, Series D, 5.00%, 7/01/33	250	261,273
Kean University, Series A, 5.50%, 9/01/36	2,060	2,325,225
Montclair State University, Series A, 5.00%, 7/01/44	4,570	5,133,527
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	660	743,992
Ramapo College, Series B, 5.00%, 7/01/42	265	291,277
University of Medicine & Dentistry, Series B, 7.50%, 6/01/19 (d)	1,450	1,755,239
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/29	1,870	2,101,207
Series 1A, 5.00%, 12/01/25	380	400,182
Series 1A, 5.00%, 12/01/26	245	257,475
Series 1A, 5.25%, 12/01/32	500	543,515
New Jersey Institute of Technology, RB, Series A:
5.00%, 7/01/40	1,000	1,142,780
5.00%, 7/01/42	500	558,630
5.00%, 7/01/45	1,345	1,510,300
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	3,145	3,587,470

		31,445,205
Health — 10.4%
New Jersey EDA, Refunding RB:
Lions Gate Project, 5.25%, 1/01/44	430	445,910
Seabrook Village, Inc. Facility, 5.25%, 11/15/16 (d)	1,790	1,857,465
New Jersey Health Care Facilities Financing Authority, RB:
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 7/01/38	710	762,029
Robert Wood Johnson University Hospital, Series A, 5.50%, 7/01/43	750	878,265
Virtua Health, Series A (AGC), 5.50%, 7/01/38	1,250	1,409,475
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/37	900	1,086,156
AHS Hospital Corp., 6.00%, 7/01/41	1,045	1,254,000
Princeton Healthcare System, 5.00%, 7/01/39	635	726,516
St. Barnabas Health Care System, Series A, 5.00%, 7/01/29	1,740	1,801,265
St. Barnabas Health Care System, Series A, 5.63%, 7/01/32	580	683,600
St. Barnabas Health Care System, Series A, 5.63%, 7/01/37	1,605	1,867,546

		12,772,227
Housing — 5.3%
County of Middlesex New Jersey Improvement Authority, RB, Administration Building Residential Project, AMT (Fannie Mae), 5.35%, 7/01/34	1,400	1,418,984
New Jersey Housing & Mortgage Finance Agency, RB:
M/F Housing, Series A, 4.75%, 11/01/29	1,185	1,260,970
S/F Housing, Series AA, 6.38%, 10/01/28	345	357,769
S/F Housing, Series AA, 6.50%, 10/01/38	245	253,744
S/F Housing, Series CC, 5.00%, 10/01/34	870	914,161
Newark Housing Authority, RB, M/F Housing, Series A, 5.00%, 12/01/30	2,000	2,291,140

		6,496,768

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Schedule of Investments (continued)	BlackRock New Jersey Municipal Income Trust (BNJ)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
State — 14.0%
Garden State Preservation Trust, RB, CAB, Series B (AGM), 0.00%, 11/01/26 (e)	$6,000	$4,642,020
New Jersey EDA, RB:
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	1,365	1,628,431
School Facilities Construction (AGC), 5.50%, 12/15/18 (d)	1,935	2,191,736
School Facilities Construction (AGC), 5.50%, 12/15/34	1,065	1,172,927
New Jersey EDA, Refunding RB, Cigarette Tax:
5.00%, 6/15/26	810	878,097
(AGM), 5.00%, 6/15/22	2,940	3,425,394
New Jersey Health Care Facilities Financing Authority, RB, Hospital Asset Transformation Program, Series A, 5.25%, 10/01/38	2,350	2,469,991
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/28	600	643,278

		17,051,874
Transportation — 40.8%
City of Perth Amboy New Jersey, GO, CAB, Refunding (AGM), 5.00%, 7/01/35	85	87,901
Delaware River Port Authority of Pennsylvania & New Jersey, RB:
5.00%, 1/01/40	1,380	1,574,345
Series D, 5.00%, 1/01/40	800	891,688
New Jersey EDA, RB, Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	5,000	5,574,050
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/38	4,075	4,619,012
Series A, 5.00%, 1/01/43	500	563,295
Series E, 5.25%, 1/01/40	1,970	2,170,310
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/32 (e)	4,000	1,963,760
Transportation Program, Series AA, 5.00%, 6/15/38	2,850	3,026,045
Transportation Program, Series AA, 5.25%, 6/15/41	1,560	1,684,550
Transportation System, 6.00%, 12/15/38	945	1,042,155
Transportation System, Series A, 6.00%, 6/15/35	4,135	4,694,135
Transportation System, Series A, 5.88%, 12/15/38	1,770	1,938,079
Transportation System, Series A, 5.50%, 6/15/41	2,000	2,163,980
Transportation System, Series A (AGC), 5.50%, 12/15/38	1,000	1,093,090
Transportation System, Series AA, 5.50%, 6/15/39	2,260	2,491,311
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, Special Project:
Series 6, AMT (NPFGC), 5.75%, 12/01/22	6,000	6,133,800
Series 8, 6.00%, 12/01/42	1,430	1,667,223
Port Authority of New York & New Jersey, Refunding ARB, Consolidated:
152nd Series, AMT, 5.75%, 11/01/30	1,750	1,923,758
166th Series, 5.25%, 7/15/36	4,000	4,610,800

		49,913,287
Utilities — 0.9%
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC), 0.00%, 9/01/33 (e)	2,000	1,132,440
Total Municipal Bonds — 135.5%		165,688,616

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
New Jersey — 25.1%
County/City/Special District/School District — 5.2%
County of Union New Jersey Utilities Authority, Refunding LRB, Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	$5,710	$6,354,374
Education — 1.4%
Rutgers — The State University of New Jersey, RB, Series F, 5.00%, 5/01/39	1,499	1,670,940
State — 5.3%
New Jersey EDA, RB, School Facilities Construction (AGC):
6.00%, 12/15/18 (d)	987	1,131,879
6.00%, 12/15/34	2,013	2,308,146
New Jersey EDA, Refunding RB, School Facilities Construction, 5.00%, 3/01/29 (g)	2,787	3,019,045

		6,459,070
Transportation — 13.2%
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/38 (g)	4,700	5,327,450
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	2,000	2,104,520
Series B, 5.25%, 6/15/36 (g)	2,501	2,675,314
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	3,495	3,849,568
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	2,039	2,208,718

		16,165,570
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 25.1%		30,649,954
Total Long-Term Investments (Cost — $180,778,663) — 160.6%		196,338,570

Short-Term Securities	Shares
BIF New Jersey Municipal Money Fund, 0.01% (h)(i)	1,329,875	1,329,875
Total Short-Term Securities (Cost — $1,329,875) — 1.1%		1,329,875
Total Investments (Cost — $182,108,538) — 161.7%		197,668,445
Other Assets Less Liabilities — 0.9%		967,830
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (14.2)%		(17,303,981)
VMTP Shares, at Liquidation Value — (48.4)%		(59,100,000)

Net Assets Applicable to Common Shares — 100.0%		$122,232,294

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	39

Schedule of Investments (continued)	BlackRock New Jersey Municipal Income Trust (BNJ)

Notes to Schedule of Investments

(a)	Issuer filed for bankruptcy and/or is in default of interest payments.

(b)	Non-income producing security.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Zero-coupon bond.

(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from June 15, 2019 to September 1, 2020, is $7,519,842. See Note 4 of the Notes to Financial Statements for details.

(h)	During the six months ended January 31, 2016, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2015	Net Activity	Shares Held at January 31, 2016	Income
BIF New Jersey Municipal Money Fund	1,096,513	233,362	1,329,875	$108

(i)	Current yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(17)	5-Year U.S. Treasury Note	March 2016	2,051,422	$(32,624)
(30)	10-Year U.S. Treasury Note	March 2016	3,887,344	(89,103)
(12)	Long U.S. Treasury Bond	March 2016	1,932,375	(75,671)
(2)	Ultra U.S. Treasury Bond	March 2016	332,375	(14,502)
Total				$(211,900)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$211,900	—	$211,900

[1]    Includes cumulative depreciation on financial futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the six months ended January 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) From:
Financial futures contracts	—	—	—	—	$(94,497)	—	$(94,497)

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Schedule of Investments (concluded)	BlackRock New Jersey Municipal Income Trust (BNJ)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(195,341)	—	$(195,341)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — short	$5,963,965

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	—	$196,338,570	—	$196,338,570
Short-Term Securities	$1,329,875	—	—	1,329,875

Total	$1,329,875	$196,338,570	—	$197,668,445

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [2]
Liabilities:
Interest Rate Contracts	$(211,900)	—	—	$(211,900)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$113,750	—	—	$113,750
Liabilities:
TOB Trust Certificates	—	$(17,301,282)	—	(17,301,282)
VMTP Shares	—	(59,100,000)	—	(59,100,000)

Total	$113,750	$(76,401,282)	—	$(76,287,532)

During the six months ended January 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	41

Schedule of Investments January 31, 2016 (Unaudited)	BlackRock New York Municipal Income Trust (BNY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 129.7%
Corporate — 7.7%
City of New York New York Build Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 1/01/35 (a)	$280	$302,333
City of New York New York Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport Project, AMT (b):
7.63%, 8/01/25	3,200	3,334,624
7.75%, 8/01/31	4,000	4,170,800
City of New York New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/28	795	861,327
County of Essex New York Industrial Development Agency, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	550	608,267
County of Onondaga New York Industrial Development Agency, RB, AMT, 5.75%, 3/01/24	1,000	1,272,510
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	2,605	3,215,429
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (a)	1,500	1,513,980

		15,279,270
County/City/Special District/School District — 35.0%
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	2,500	2,916,875
4.00%, 11/15/45	540	572,773
5.00%, 11/15/45	3,700	4,289,780
City of New York New York, GO:
Series A-1, 4.75%, 8/15/25	750	819,337
Series A-1, 5.00%, 8/01/35	1,000	1,164,880
Series D, 5.38%, 6/01/32	25	25,106
Series G-1, 6.25%, 12/15/31	15	17,305
Sub-Series G-1, 6.25%, 12/15/18 (c)	485	560,175
Sub-Series G-1, 5.00%, 4/01/28	630	752,548
Sub-Series G-1, 5.00%, 4/01/29	750	892,980
Sub-Series I-1, 5.38%, 4/01/36	1,750	1,983,485
City of New York New York, GO, Fiscal 2014, Sub-Series D-1, 5.00%, 8/01/31	690	829,870
City of New York New York, GO, Refunding:
Series E, 5.50%, 8/01/25	1,280	1,644,006
Series E, 5.00%, 8/01/30	1,000	1,196,220
Series I, 5.00%, 8/01/30	1,000	1,185,230
City of New York New York Housing Development Corp., RB, M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 7/01/32	1,140	1,341,860
5.00%, 7/01/33	500	573,610
City of New York New York Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport Project, AMT, Series B, 2.00%, 8/01/28 (b)	4,170	4,178,674
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/42 (d)	1,960	697,192
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/45 (d)	1,500	473,640
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	150	170,459
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	3,000	3,074,280
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/46	250	255,685

Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (continued)
City of New York New York Industrial Development Agency, RB, PILOT (continued):
Yankee Stadium Project (NPFGC), 5.00%, 3/01/46	$500	$508,435
Yankee Stadium Project (NPFGC), 4.75%, 3/01/46	350	356,969
City of New York New York Industrial Development Agency, Refunding ARB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/22	650	736,365
City of New York New York Transitional Finance Authority, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	2,500	2,855,500
Haverstraw-Stony Point Central School District, GO, Refunding:
3.00%, 10/15/34	465	465,307
5.00%, 10/15/35	240	282,386
Hudson Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	5,485	5,697,379
5.75%, 2/15/47	200	232,852
(AGC), 5.00%, 2/15/47	1,000	1,039,680
(AGM), 5.00%, 2/15/47	1,000	1,039,680
(NPFGC), 4.50%, 2/15/47	4,500	4,641,435
Metropolitan Transportation Authority, Refunding RB, Transportation, Series D, 5.00%, 11/15/34	800	933,440
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 7/15/47	2,000	2,278,860
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,200	1,355,208
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	480	512,347
4 World Trade Center Project, 5.00%, 11/15/31	860	996,387
4 World Trade Center Project, 5.00%, 11/15/44	7,655	8,602,000
4 World Trade Center Project, 5.75%, 11/15/51	1,340	1,567,210
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	1,935	2,133,608
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	1,670	1,867,528
7 World Trade Center Project, Class 3, 5.00%, 3/15/44	2,070	2,284,245

		70,002,791
Education — 31.1%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	1,100	1,175,119
Build New York City Resource Corp., Refunding RB:
5.00%, 7/01/41	400	447,072
4.00%, 7/01/45	735	737,374
Build NYC Resource Corp., RB, South Bronx Charter School for International Cultures & The Arts Project, Series A, 5.00%, 4/15/33	900	931,878
Build NYC Resource Corp., Refunding RB, City University New York-Queens College Student Residences, LLC Project, Series A, 5.00%, 6/01/38	250	286,240
City of New York New York Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 1/01/39	750	830,910
City of New York New York Trust for Cultural Resources, Refunding RB:
American Museum of Natural History, Series A, 5.00%, 7/01/37	225	263,009
Carnegie Hall, Series A, 4.75%, 12/01/39	2,000	2,218,240
Museum of Modern Art, Series 1A, 5.00%, 4/01/31	1,000	1,096,570
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project:
Series A, 5.13%, 9/01/40	3,135	3,546,249
Series B, 4.00%, 8/01/35	470	497,415

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
City of Yonkers New York Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	$625	$707,400
County of Cattaraugus New York, RB, St. Bonaventure University Project, 5.00%, 5/01/34	170	188,267
County of Dutchess New York Industrial Development Agency, RB, Bard College Civic Facility, Series A-2, 4.50%, 8/01/36	4,155	3,810,509
County of Madison New York Industrial Development Agency, RB, Commons II LLC, Student Housing, Series A (CIFG), 5.00%, 6/01/18 (c)	275	300,721
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series A, 5.00%, 7/01/31	1,900	2,178,350
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 7/01/38	320	368,499
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/26	1,165	1,250,464
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 7/01/37	360	389,516
5.00%, 7/01/42	220	234,010
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project, 5.38%, 9/01/41	750	843,675
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	700	811,797
Geneva Development Corp., Refunding RB, Hobart and William Smith Colleges, 5.25%, 9/01/44	500	575,835
State of New York Dormitory Authority, Refunding RB, Barnard College, Series A, 5.00%, 7/01/33	530	630,801
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	210	246,460
Convent of the Sacred Heart (AGM), 5.25%, 11/01/24	155	182,959
Convent of the Sacred Heart (AGM), 5.63%, 11/01/32	750	893,227
New York University Mount Sinai School of Medicine, 5.13%, 7/01/19 (c)	2,000	2,273,960
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	1,440	1,985,371
New York University, Series A (AMBAC), 5.00%, 7/01/17 (c)	1,000	1,062,950
New York University, Series B, 5.00%, 7/01/37	1,250	1,469,175
Series B, 5.75%, 3/15/36	600	688,416
State University Dormitory Facilities, Series A, 5.00%, 7/01/39	750	834,863
State University Dormitory Facilities, Series A, 5.00%, 7/01/41	2,000	2,299,780
Teachers College, Series B, 5.00%, 7/01/42	2,175	2,457,163
Touro College & University System, Series A, 5.25%, 1/01/34	800	895,760
Touro College & University System, Series A, 5.50%, 1/01/39	2,000	2,206,640
University of Rochester, Series A, 5.13%, 7/01/39	850	956,054
University of Rochester, Series A, 5.75%, 7/01/39 (e)	650	741,117
University of Rochester, Series B, 5.00%, 1/01/17 (c)	500	520,815

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
State of New York Dormitory Authority, Refunding RB:
3rd General Resolution, State University Educational Facilities Issue, Series A, 5.00%, 5/15/29	$2,000	$2,395,060
Barnard College, Series A, 4.00%, 7/01/36	410	439,598
Brooklyn Law School, 5.75%, 7/01/33	475	533,131
Cornell University, Series A, 5.00%, 7/01/40	1,000	1,141,610
Culinary Institute of America, 5.00%, 7/01/42	300	321,573
Fordham University, 5.00%, 7/01/44	850	966,858
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 7/01/35	1,600	1,855,216
New York University, Series A, 5.00%, 7/01/37	1,790	2,103,859
Rochester Institute of Technology, 5.00%, 7/01/42	1,790	2,015,486
Skidmore College, Series A, 5.00%, 7/01/28	75	87,072
Skidmore College, Series A, 5.25%, 7/01/29	85	100,446
St. John’s University, Series A, 5.00%, 7/01/37	1,000	1,157,740
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	2,355	2,854,236
State University Dormitory Facilities, Series A, 5.25%, 7/01/32	445	533,422
State University Dormitory Facilities, Series B, 3.50%, 7/01/34	415	424,711
Teachers College, 5.50%, 3/01/39	450	504,576
St. John’s Univerisity, Series A, 5.00%, 7/01/34	250	294,588
Town of Hempstead New York Local Development Corp., Refunding RB, Adelphi University Project, 5.00%, 10/01/35	415	483,114

		62,246,926
Health — 14.2%
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A, 5.75%, 7/01/40	300	340,707
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	465	465,507
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project, Series A, 5.00%, 12/01/32	240	271,212
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	1,650	1,933,239
County of Nassau New York Local Economic Assistance Corp., Refunding RB, Winthrop University Hospital Association Project, 5.00%, 7/01/42	2,800	3,032,932
County of Suffolk New York Economic Development Corp., RB, Catholic Health Services, Series C, 5.00%, 7/01/32	230	261,620
County of Suffolk New York Industrial Development Agency, Refunding RB, Jefferson’s Ferry Project, 5.00%, 11/01/28	1,175	1,196,115
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	3,130	3,531,109
Series B, 6.00%, 11/01/30	500	578,025
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project:
5.00%, 1/01/28	675	762,406
5.00%, 1/01/34	1,250	1,372,400
State of New York Dormitory Authority, RB:
Hudson Valley Hospital (BHAC) (FHA), 5.00%, 8/15/36	750	794,062
New York State Association for Retarded Children, Inc., Series A, 6.00%, 7/01/32	500	576,405
New York State Association for Retarded Children, Inc., Series B (AMBAC), 6.00%, 7/01/32	200	230,562

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	43

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY)

Municipal Bonds	Par (000)	Value
New York (continued)
Health (continued)
State of New York Dormitory Authority, RB (continued):
New York University Hospitals Center, Series A, 6.00%, 7/01/40	$500	$575,535
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 5/01/39	1,000	1,058,480
State of New York Dormitory Authority, Refunding RB:
Miriam Osborn Memorial Home Association, 5.00%, 7/01/29	290	310,970
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	1,385	1,583,997
New York University Hospitals Center, Series A, 5.00%, 7/01/17 (c)	3,390	3,604,892
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	1,750	1,954,085
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/41	1,000	1,105,240
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/43	1,430	1,616,372
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 5/01/33	1,100	1,224,410

		28,380,282
Housing — 2.0%
City of New York New York Housing Development Corp., Refunding RB, M/F Housing:
8 Spruce Street, Class F, 4.50%, 2/15/48	925	995,513
Sustainable Neighborhood, Series G, 3.85%, 11/01/45	1,515	1,530,665
State of New York HFA, RB, M/F Housing, Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 2/15/39	1,500	1,517,310

		4,043,488
State — 11.1%
City of New York New York Transitional Finance Authority, BARB:
Fiscal 2015, Series S-1, 5.00%, 7/15/43	500	571,305
Series S-2 (NPFGC), 4.25%, 1/15/34	1,015	1,042,760
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, 5.00%, 2/01/32	5,000	5,957,800
Sales Tax Asset Receivable Corp., Refunding RB, Series A, 4.00%, 10/15/32	1,000	1,121,730
State of New York Dormitory Authority, RB, General Purpose:
Series B, 5.00%, 3/15/42	4,380	5,014,487
Series C, 5.00%, 3/15/34	2,185	2,529,924
State of New York Dormitory Authority, Refunding RB, School Districts Financing Program, Series A (AGM), 5.00%, 10/01/35	395	432,845
State of New York Thruway Authority, RB, Transportation, Series A, 5.00%, 3/15/32	320	377,414
State of New York Thruway Authority, Refunding RB, 2nd General Highway & Bridge Trust, Series A, 5.00%, 4/01/32	2,500	2,936,550
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C:
5.00%, 3/15/30	885	1,057,159
5.00%, 3/15/32	1,000	1,179,420

		22,221,394
Tobacco — 0.8%
Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, 4.75%, 6/01/39	150	148,737
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	1,000	1,044,530

Municipal Bonds	Par (000)	Value
New York (continued)
Tobacco (continued)
Niagara Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed:
5.25%, 5/15/34	$250	$288,048
5.25%, 5/15/40	110	124,510

		1,605,825
Transportation — 19.2%
Metropolitan Transportation Authority, RB:
Series A-1, 5.25%, 11/15/33	540	651,775
Series C, 6.50%, 11/15/28	1,000	1,157,660
Series D, 5.25%, 11/15/41	1,000	1,185,000
Series E, 5.00%, 11/15/38	4,000	4,621,320
Metropolitan Transportation Authority, Refunding RB:
5.00%, 11/15/35	575	681,059
Series D, 5.25%, 11/15/30	910	1,110,054
Series F, 5.00%, 11/15/30	2,000	2,386,900
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC, Special Project, AMT (NPFGC):
Series 6, 5.75%, 12/01/22	6,000	6,133,800
Series 8, 6.00%, 12/01/42	1,000	1,165,890
Port Authority of New York & New Jersey, Refunding ARB:
178th Series, AMT, 5.00%, 12/01/33	750	867,097
179th Series, 5.00%, 12/01/38	575	675,844
Consolidated, 146th Series, AMT (AGM), 4.50%, 12/01/34	500	510,040
Consolidated, 147th Series, AMT, 4.75%, 4/15/37	1,330	1,365,750
Consolidated, 177th Series, AMT, 4.00%, 1/15/43	640	654,445
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	500	560,100
Consolidated, 189th Series, 5.00%, 5/01/45	1,150	1,332,608
State of New York Thruway Authority, Refunding RB:
General, Series I, 5.00%, 1/01/27	1,000	1,190,120
General, Series I, 5.00%, 1/01/37	1,760	2,027,978
General, Series I, 5.00%, 1/01/42	280	319,298
General, Series K, 5.00%, 1/01/32	2,850	3,411,535
Series J, 5.00%, 1/01/41	2,000	2,266,580
Triborough Bridge & Tunnel Authority, RB, Series B:
5.00%, 11/15/40	350	413,245
5.00%, 11/15/45	310	363,128
Triborough Bridge & Tunnel Authority, Refunding RB:
CAB, Sub-Series A, 0.00%, 11/15/32 (d)	845	505,834
General, CAB, Series B, 0.00%, 11/15/32 (d)	2,500	1,462,975
General, Series A, 5.25%, 11/15/45	590	704,348
General, Series A, 5.00%, 11/15/50	500	579,245

		38,303,628
Utilities — 8.6%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Series B, 5.00%, 6/15/36	750	762,983
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
2nd General Resolution, Fiscal 2011, Series BB, 5.00%, 6/15/31	1,000	1,148,450
2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 6/15/39	1,000	1,174,900
Series A, 4.75%, 6/15/30	1,500	1,580,085
Long Island Power Authority, RB, General, Electric Systems:
Series A (AGM), 5.00%, 5/01/36	500	570,710
Series C (CIFG), 5.25%, 9/01/29	2,000	2,525,560
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.75%, 4/01/39	4,000	4,497,520

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY)

Municipal Bonds	Par (000)	Value
New York (continued)
Utilities (continued)
State of New York Environmental Facilities Corp., Refunding RB, Series B, Revolving Funds, New York City Municipal Water, 5.00%, 6/15/36	$350	$407,673
Utility Debt Securitization Authority, Refunding RB, Restructuring:
3.00%, 12/15/32	2,215	2,273,941
Series E, 5.00%, 12/15/41	2,000	2,329,040

		17,270,862
Total Municipal Bonds in New York		259,354,466

Puerto Rico — 2.5%
Housing — 1.4%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	2,605	2,822,491
Utilities — 1.1%
Children’s Trust Fund, Refunding RB, Asset-Backed, 5.63%, 5/15/43	2,220	2,223,730
Total Municipal Bonds in Puerto Rico		5,046,221
Total Municipal Bonds — 132.2%		264,400,687

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
New York — 28.6%
County/City/Special District/School District — 5.4%
City of New York New York, GO:
Sub-Series G-1, 5.00%, 4/01/29	4,370	5,203,097
Sub-Series I-1, 5.00%, 3/01/36	1,500	1,749,150
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	825	935,368
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 9/15/40	2,610	3,034,856

		10,922,471
Education — 2.1%
City of New York New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 8/01/33	3,527	4,166,933
State — 2.4%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	660	733,964
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (g)	1,250	1,455,196
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 5.00%, 10/15/31	750	918,953
State of New York Dormitory Authority, RB, General Purpose, Series C, 5.00%, 3/15/41	1,500	1,720,125

		4,828,238
Transportation — 7.1%
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	6,495	7,550,191
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/26	1,500	1,768,530
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	1,455	1,722,080

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
New York (continued)
Transportation (continued)
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	$1,180	$1,389,426
Triborough Bridge & Tunnel Authority, Series A, 5.00%, 11/15/46	1,500	1,768,305

		14,198,532
Utilities — 11.6%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	1,200	1,335,370
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
2nd General Resolution, Fiscal 2011, Series HH, 5.00%, 6/15/32	5,310	6,199,797
2nd General Resolution, Fiscal 2012, Series BB, 5.00%, 6/15/44	3,511	4,038,046
2nd General Resolution, Series FF-2, 5.50%, 6/15/40	810	924,196
Series A, 4.75%, 6/15/30	2,500	2,633,475
Utility Debt Securitization Authority, Refunding RB, 5.00%, 12/15/41	6,868	7,997,837

		23,128,721
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 28.6%		57,244,895
Total Long-Term Investments (Cost — $294,035,203) — 160.8%		321,645,582

Short-Term Securities	Shares
BIF New York Municipal Money Fund, 0.00% (h)(i)	1	1
Total Short-Term Securities (Cost — $1) — 0.0%		1
Total Investments (Cost — $294,035,204) — 160.8%		321,645,583
Other Assets Less Liabilities — 1.8%		3,514,494
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.3)%		(30,683,904)
VMTP Shares, at Liquidation Value — (47.3)%		(94,500,000)

Net Assets Applicable to Common Shares — 100.0%		$199,976,173

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	45

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust (BNY)

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Zero-coupon bond.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on February 15, 2019, is $661,933. See Note 4 of the Notes to Financial Statements for details.

(h)	During the six months ended January 31, 2016, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2015	Net Activity	Shares Held at January 31, 2016	Income
BIF New York Municipal Money Fund	4,552,128	(4,552,127)	1	$789

(i)	Current yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Depreciation
(24)	5-Year U.S. Treasury Note	March 2016	2,896,125	$(43,188)
(44)	10-Year U.S. Treasury Note	March 2016	5,701,438	(130,120)
(20)	Long U.S. Treasury Bond	March 2016	3,220,625	(125,557)
(4)	Ultra U.S. Treasury Bond	March 2016	664,750	(28,099)
Total				$(326,964)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$326,964	—	$326,964

[1]   Includes cumulative depreciation on financial futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended January 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) From:
Financial futures contracts	—	—	—	—	$(170,233)	—	$(170,233)

Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(264,346)	—	$(264,346)

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Schedule of Investments (concluded)	BlackRock New York Municipal Income Trust (BNY)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — short	$8,980,930

For more information about the Trust’s risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of period end

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$321,645,582	—	$321,645,582
Short-Term Securities	$1	—	—	1

Total	$1	$321,645,582	—	$321,645,583

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest Rate Contracts	$(326,964)	—	—	$(326,964)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$180,250	—	—	$180,250
Liabilities:
Bank overdraft	—	$(638,530)	—	(638,530)
TOB Trust Certificates	—	(30,680,387)	—	(30,680,387)
VMTP Shares	—	(94,500,000)	—	(94,500,000)

Total	$180,250	$(125,818,917)	—	$(125,638,667)

During the six months ended January 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	47

Statements of Assets and Liabilities

January 31, 2016 (Unaudited)	BlackRock California Municipal Income Trust (BFZ)	BlackRock Florida Municipal 2020 Term Trust (BFO)	BlackRock Municipal Income Investment Trust (BBF)	BlackRock Municipal Target Term Trust (BTT)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Municipal Income Trust (BNY)

Assets
Investments at value — unaffiliated[1]	$847,233,134	$84,652,379	$164,875,126	$2,569,056,591	$196,338,570	$321,645,582
Investments at value — affiliated[2]	4,602,910	760,989	339,390	106,418,611	1,329,875	1
Cash	—	—	—	1,287	—	—
Cash pledged for financial futures contracts	267,000	—	75,850	—	113,750	180,250
Receivables:
Interest	12,380,886	902,781	1,997,297	23,176,161	1,638,778	3,586,360
Investments sold	568,888	—	661,968	1,030,495	—	846,105
TOB trust	—	—	—	—	—	750,000
Deferred offering costs	—	—	117,383	466,753	—	—
Prepaid expenses	20,185	1,594	46,663	55,273	7,101	9,642

Total assets	865,073,003	86,317,743	168,113,677	2,700,205,171	199,428,074	327,017,940

Accrued Liabilities
Bank overdraft	—	—	—	—	—	638,530
Payables:
Investments purchased	8,376,116	405,458	660,936	50,449,198	14	480
Income dividends — Common Shares	2,301,310	172,426	485,240	5,640,446	575,372	891,707
Investment advisory fees	418,347	36,139	84,645	767,961	100,773	164,600
Reorganization costs	—	—	56,841	—	—	—
Officer’s and Trustees’ fees	65,234	8,663	14,840	12,158	17,713	27,083
Interest expense and fees	30,112	—	3,820	56,505	2,693	3,721
Other accrued expenses	114,804	48,952	26,005	248,897	62,581	80,384
Variation margin payable on financial futures contracts	85,032	—	24,063	—	35,352	54,875

Total accrued liabilities	11,390,955	671,638	1,356,390	57,175,165	794,498	1,861,380

Other Liabilities
TOB Trust Certificates	169,448,780	—	29,682,285	184,119,974	17,301,282	30,680,387
RVMTP Shares, at liquidation value of $5,000,000 per share[3]	—	—	—	750,000,000	—	—
VMTP Shares, at liquidation value of $100,000 per share[3]	171,300,000	—	—	—	59,100,000	94,500,000
VRDP Shares, at liquidation value of $100,000 per share[3]	—	—	34,200,000	—	—	—

Total other liabilities	340,748,780	—	63,882,285	934,119,974	76,401,282	125,180,387

Total liabilities	352,139,735	671,638	65,238,675	991,295,139	77,195,780	127,041,767

Net Assets	$512,933,268	$85,646,105	$102,875,002	$1,708,910,032	$122,232,294	$199,976,173

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[4]	$446,519,215	$80,604,532	$95,032,487	$1,671,252,100	$108,793,950	$183,240,014
Undistributed net investment income	2,423,053	1,942,547	645,483	9,526,066	1,154,256	2,183,257
Accumulated net realized loss	(11,268,683)	(440,616)	(11,106,479)	(75,725,283)	(3,063,919)	(12,730,513)
Net unrealized appreciation (depreciation)	75,259,683	3,539,642	18,303,511	103,857,149	15,348,007	27,283,415

Net Assets Applicable to Common Shareholders	$512,933,268	$85,646,105	$102,875,002	$1,708,910,032	$122,232,294	$199,976,173

Net asset value, per Common Share	$16.09	$15.40	$15.34	$24.24	$15.95	$15.47

[1] Investments at cost — unaffiliated	$771,565,047	$81,112,737	$146,419,184	$2,465,199,442	$180,778,663	$294,035,203
[2] Investments at cost — affiliated	$4,602,910	$760,989	$339,390	$106,418,611	$1,329,875	$1
[3] Preferred Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	1,713	—	342	150	591	945
[4] Common Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	31,874,095	5,562,128	6,704,527	70,505,571	7,661,414	12,923,290

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Statements of Operations

Six Months Ended January 31, 2016 (Unaudited)	BlackRock California Municipal Income Trust (BFZ)	BlackRock Florida Municipal 2020 Term Trust (BFO)	BlackRock Municipal Income Investment Trust (BBF)	BlackRock Municipal Target Term Trust (BTT)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Municipal Income Trust (BNY)

Investment Income
Interest — unaffiliated	$17,339,247	$1,312,000	$3,807,521	$45,998,897	$4,391,903	$6,602,439
Dividends — affiliated	2	40	78	9,274	108	789

Total income	17,339,249	1,312,040	3,807,599	46,008,171	4,392,011	6,603,228

Expenses
Investment advisory	2,441,619	214,208	498,763	5,161,667	589,925	962,712
Professional	62,236	24,482	27,660	97,573	28,724	35,692
Officer and Trustees	21,744	3,687	4,210	72,119	4,942	8,115
Accounting services	18,793	7,929	15,111	120,107	17,155	25,011
Rating agency	18,050	—	20,459	18,486	17,966	17,992
Custodian	17,518	3,636	5,342	48,582	6,099	9,177
Transfer agent	14,489	6,449	7,343	39,883	7,925	9,927
Printing	5,165	2,559	2,789	12,511	2,981	3,535
Registration	4,997	3,774	3,774	11,208	3,768	3,759
Liquidity fees	—	—	67,440	—	—	—
Reorganization costs	—	—	63,343	—	—	—
Remarketing fees on Preferred Shares	—	—	7,790	—	—	—
Miscellaneous	19,412	4,452	11,592	55,748	11,486	17,829

Total expenses excluding interest expense, fees and amortization of offering costs	2,624,023	271,176	735,616	5,637,884	690,971	1,093,749
Interest expense, fees and amortization of offering costs[1]	1,345,880	53	203,973	3,488,814	351,477	548,525

Total expenses	3,969,903	271,229	939,589	9,126,698	1,042,448	1,642,274
Less fees waived by the Manager	(1)	(4)	—	(645,742)	(40)	(371)

Total expenses after fees waived	3,969,902	271,225	939,589	8,480,956	1,042,408	1,641,903

Net investment income	13,369,347	1,040,815	2,868,010	37,527,215	3,349,603	4,961,325

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,613,352	2,643	50,467	7,107,812	(315,676)	728,718
Financial futures contracts	(86,462)	—	(57,411)	(304,681)	(94,497)	(170,233)

	1,526,890	2,643	(6,944)	6,803,131	(410,173)	558,485

Net change in unrealized appreciation (depreciation) on:
Investments	7,242,996	167,954	1,558,101	95,781,874	3,806,359	6,632,309
Financial futures contracts	(365,290)	—	(141,234)	330,635	(195,341)	(264,346)

	6,877,706	167,954	1,416,867	96,112,509	3,611,018	6,367,963

Net realized and unrealized gain	8,404,596	170,597	1,409,923	102,915,640	3,200,845	6,926,448

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$21,773,943	$1,211,412	$4,277,933	$140,442,855	$6,550,448	$11,887,773

[1] Related to TOB Trusts, VMTP Shares, RVMTP Shares and/or VRDP Shares.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	49

Statements of Changes in Net Assets

	BlackRock California Municipal Income Trust (BFZ)		BlackRock Florida Municipal 2020 Term Trust (BFO)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2016 (Unaudited)	Year Ended July 31, 2015	Six Months Ended January 31, 2016 (Unaudited)	Year Ended July 31, 2015

Operations
Net investment income	$13,369,347	$26,545,088	$1,040,815	$2,311,006
Net realized gain	1,526,890	5,579,813	2,643	307,666
Net change in unrealized appreciation (depreciation)	6,877,706	(4,073,134)	167,954	(429,218)
Distributions to AMPS Shareholders from net investment income	—	—	—	(175)

Net increase in net assets applicable to Common Shareholders resulting from operations	21,773,943	28,051,767	1,211,412	2,189,279

Distributions to Common Shareholders[1]
From net investment income	(13,807,858)	(27,615,716)	(1,075,716)	(2,427,313)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	7,966,085	436,051	135,696	(238,034)
Beginning of period	504,967,183	504,531,132	85,510,409	85,748,443

End of period	$512,933,268	$504,967,183	$85,646,105	$85,510,409

Undistributed net investment income, end of period	$2,423,053	$2,861,564	$1,942,547	$1,977,448

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Statements of Changes in Net Assets

	BlackRock Municipal Income Investment Trust (BBF)		BlackRock Municipal Target Term Trust (BTT)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2016 (Unaudited)	Year Ended July 31, 2015	Six Months Ended January 31, 2016 (Unaudited)	Year Ended July 31 2015

Operations
Net investment income	$2,868,010	$5,823,129	$37,527,215	$77,156,182
Net realized gain (loss)	(6,944)	(3,848)	6,803,131	4,957,993
Net change in unrealized appreciation (depreciation)	1,416,867	349,346	96,112,509	37,609,616

Net increase in net assets applicable to Common Shareholders resulting from operations	4,277,933	6,168,627	140,442,855	119,723,791

Distributions to Common Shareholders[1]
From net investment income	(2,911,441)	(5,822,882)	(33,946,881)	(67,685,348)

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	1,366,492	345,745	106,495,974	52,038,443
Beginning of period	101,508,510	101,162,765	1,602,414,058	1,550,375,615

End of period	$102,875,002	$101,508,510	$1,708,910,032	$1,602,414,058

Undistributed net investment income, end of period	$645,483	$688,914	$9,526,066	$5,945,732

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	51

Statements of Changes in Net Assets

	BlackRock New Jersey Municipal Income Trust (BNJ)		BlackRock New York Municipal Income Trust (BNY)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2016 (Unaudited)	Year Ended July 31, 2015	Six Months Ended January 31, 2016 (Unaudited)	Year Ended July 31, 2015

Operations
Net investment income	$3,349,603	$6,617,670	$4,961,325	$10,214,239
Net realized gain (loss)	(410,173)	(85,555)	558,485	(1,160,623)
Net change in unrealized appreciation (depreciation)	3,611,018	49,567	6,367,963	5,390,669

Net increase in net assets applicable to Common Shareholders resulting from operations	6,550,448	6,581,682	11,887,773	14,444,285

Distributions to Common Shareholders[1]
From net investment income	(3,489,215)	(6,997,412)	(5,347,773)	(10,693,019)

Capital Share Transactions
Reinvestment of common distributions	—	77,990	136,996	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	3,061,233	(337,740)	6,676,996	3,751,266
Beginning of period	119,171,061	119,508,801	193,299,177	189,547,911

End of period	$122,232,294	$119,171,061	$199,976,173	$193,299,177

Undistributed net investment income, end of period	$1,154,256	$1,293,868	$2,183,257	$2,569,705

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Statements of Cash Flows

Six Months Ended January 31, 2016 (Unaudited)	BlackRock California Municipal Income Trust (BFZ)	BlackRock Municipal Income Investment Trust (BBF)	BlackRock Municipal Target Term Trust (BTT)	BlackRock New Jersey Municipal Income Trust (BNJ)	BlackRock New York Municipal Income Trust (BNY)

Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations	$21,773,943	$4,277,933	$140,442,855	$6,550,448	$11,887,773
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	97,889,628	10,239,122	299,206,936	15,661,265	28,616,665
Purchases of long-term investments	(114,267,616)	(10,346,753)	(279,964,947)	(15,174,646)	(34,588,205)
Net proceeds from sales (purchases) of short-term securities	1,777,993	138,961	(26,539,886)	(233,362)	4,552,127
Amortization of premium and accretion of discount on investments	2,078,303	213,242	1,980,023	144,890	564,049
Net realized gain (loss) on investments	(1,613,352)	(50,467)	(7,107,812)	315,676	(728,718)
Net unrealized gain on investments	(7,242,996)	(1,558,101)	(95,781,874)	(3,806,359)	(6,632,309)
(Increase) decrease in assets:
Cash pledged for financial futures contracts	(132,000)	20,000	850,502	28,000	29,000
Interest receivable	(404,643)	(61,969)	1,272,277	21,373	(72,678)
Prepaid expenses	11,671	22,056	(4,280)	19,174	17,516
Increase (decrease) in liabilities:
Payables:
Investment advisory fees	9,854	634	18,617	1,559	4,290
Interest expense and fees	(4,970)	(2,741)	(49,997)	(2,008)	(3,414)
Officer’s and Trustees’ fees	(5,912)	(2,493)	(7,221)	(2,517)	(4,357)
Other accrued expenses	(3,938)	(19,812)	(8,725)	(7,286)	(2,764)
Variation margin on financial futures contracts	25,657	(18,093)	(374,063)	(26,992)	(37,156)

Net cash provided by (used for) operating activities	(108,378)	2,851,519	33,932,405	3,489,215	3,601,819

Cash Provided by (Used for) Financing Activities
Cash distributions paid to Common Shareholders	(13,807,858)	(2,911,441)	(33,946,881)	(3,489,215)	(5,210,155)
Cash payments for offering costs	—	56,841	—	—	—
Proceeds from TOB Trust Certificates	15,216,236	—	—	—	969,806
Repayments of TOB Trust Certificates	(1,300,000)	—	—	—	—
Increase in bank overdraft	—	—	—	—	638,530
Amortization of deferred offering costs	—	3,081	15,763	—	—

Net cash provided by (used for) financing activities	108,378	(2,851,519)	(33,931,118)	(3,489,215)	(3,601,819)

Cash
Net increase (decrease) in cash	—	—	1,287	—	—
Cash at beginning of period	—	—	—	—	—

Cash at end of period	—	—	$1,287	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest expense	$1,350,850	$203,633	$3,523,048	$353,485	$551,939

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to Common Shareholders	—	—	—	—	136,996

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	53

Financial Highlights	BlackRock California Municipal Income Trust (BFZ)

	Six Months Ended January 31, 2016 (Unaudited)		Year Ended July 31,
			2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$15.84		$15.83	$14.50	$16.32	$13.88		$14.28

Net investment income[1]	0.42		0.83	0.87	0.89	0.95		0.98
Net realized and unrealized gain (loss)	0.26		0.05	1.39	(1.78)	2.42		(0.45)
Distributions to AMPS Shareholders from net investment income	—		—	—	—	(0.01)		(0.02)

Net increase (decrease) from investment operations	0.68		0.88	2.26	(0.89)	3.36		0.51

Distributions to Common Shareholders from net investment income[2]	(0.43)		(0.87)	(0.93)	(0.93)	(0.92)		(0.91)

Net asset value, end of period	$16.09		$15.84	$15.83	$14.50	$16.32		$13.88

Market price, end of period	$15.94		$14.65	$14.41	$13.63	$16.64		$13.16

Total Return Applicable to Common Shareholders[3]
Based on net asset value	4.37%	[4]	5.96%	16.48%	(5.81)%	24.98%		4.05%

Based on market price	11.86%	[4]	7.66%	12.80%	(13.17)%	34.40%		(0.86)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.56%	[6]	1.53%	1.59%	1.63%	1.49%	[5]	1.46%	[5]

Total expenses after fees waived and paid indirectly	1.56%	[6]	1.53%	1.59%	1.63%	1.46%	[5]	1.39%	[5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	1.03%	[6]	1.00%	1.03%	1.01%	1.07%	[5,8]	1.12%	[5]

Net investment income	5.26%	[6]	5.20%	5.78%	5.49%	6.28%	[5]	7.19%	[5]

Distributions to AMPS Shareholders	—		—	—	—	0.05%		0.15%

Net investment income to Common Shareholders	5.26%	[6]	5.20%	5.78%	5.49%	6.23%		7.04%

Supplemental Data
Net assets applicable Common Shareholders, end of period (000)	$512,933		$504,967	$504,531	$462,273	$519,578		$441,745

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—	—		$171,325

Asset coverage per AMPS at $25,000 liquidation preference, end of period (000)	—		—	—	—	—		$89,460

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$171,300		$171,300	$171,300	$171,300	$171,300		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$399,436		$394,785	$394,531	$369,862	$403,314		—

Borrowings outstanding, end of period (000)	$169,449		$155,533	$106,698	$158,655	$162,234		$143,713

Portfolio turnover rate	12%		37%	25%	22%	30%		36%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Does not reflect the effect of distributions to AMPS Shareholders.

[6]	Annualized.

[7]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[8]	For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.04%.

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Financial Highlights	BlackRock Florida Municipal 2020 Term Trust (BFO)

	Six Months Ended January 31, 2016 (Unaudited)		Year Ended July 31,
			2015		2014		2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$15.37		$15.42		$15.31		$16.05		$14.94		$14.91

Net investment income[1]	0.19		0.42		0.47		0.68		0.85		0.92
Net realized and unrealized gain (loss)	0.03		(0.03)		0.25		(0.65)		0.98		(0.19)
Distributions to AMPS Shareholders from net investment income	—		(0.00)[2]		(0.00)[2]		(0.01)		(0.02)		(0.03)

Net increase from investment operations	0.22		0.39		0.72		0.02		1.81		0.70

Distributions to Common Shareholders from net investment income[3]	(0.19)		(0.44)		(0.61)		(0.76)		(0.70)		(0.67)

Net asset value, end of period	$15.40		$15.37		$15.42		$15.31		$16.05		$14.94

Market price, end of period	$15.04		$14.82		$15.16		$15.12		$15.60		$13.91

Total Return Applicable to Common Shareholders[4]
Based on net asset value	1.43%	[5]	2.59%		4.84%		0.12%		12.44%		5.07%

Based on market price	2.80%	[5]	0.62%		4.36%		1.73%		17.38%		2.00%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	0.63%	[7]	0.68%	[6]	0.74%	[6]	0.92%	[6]	1.06%	[6]	1.13%	[6]

Total expenses after fees waived and paid indirectly	0.63%	[7]	0.68%	[6]	0.74%	[6]	0.92%	[6]	1.06%	[6]	1.13%	[6]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[8]	0.63%	[7]	0.68%	[6,9]	0.74%	[6,9]	0.92%	[6,9]	1.06%	[6,9]	1.09%	[6]

Net investment income	2.43%	[7]	2.69%	[6]	3.05%	[6]	4.23%	[6]	5.48%	[6]	6.29%	[6]

Distributions to AMPS Shareholders	—		0.00%		0.01%		0.09%		0.12%		0.19%

Net investment income to Common Shareholders	2.43%	[7]	2.69%		3.04%		4.14%		5.36%		6.10%

Supplemental Data
Net assets applicable Common Shareholders, end of period (000)	$85,646		$85,510		$85,748		$85,139		$89,251		$83,111

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—		$625		$19,100		$42,900		$42,900

Asset coverage per AMPS at $25,000 liquidation preference, end of period (000)	—		—		$3,454,938		$136,438		$77,011		$73,433

Borrowings outstanding, end of period (000)	—		$134		$190		$280		$470		$500

Portfolio turnover rate	1%		14%		1%		9%		32%		6%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Does not reflect the effect of distributions to AMPS Shareholders.

[7]	Annualized.

[8]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

[9]

For the years ended July 31, 2015, July 31, 2014, July 31, 2013 and July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees and remarketing fees was 0.67%, 0.73%, 0.87% and 0.97%, respectively.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	55

Financial Highlights	BlackRock Municipal Income Investment Trust (BBF)

	Six Months Ended January 31, 2016 (Unaudited)		Year Ended July 31,
			2015		2014		2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$15.14		$15.09		$13.89		$15.91	$13.40		$13.91

Net investment income[1]	0.43		0.87		0.87		0.85	0.86		0.97
Net realized and unrealized gain (loss)	0.20		0.05		1.20		(2.00)	2.55		(0.56)
Distributions to AMPS Shareholders from net investment income	—		—		—		—	(0.00)[2]		(0.02)

Net increase (decrease) from investment operations	0.63		0.92		2.07		(1.15)	3.41		0.39

Distributions to Common Shareholders from net investment income[3]	(0.43)		(0.87)		(0.87)		(0.87)	(0.90)		(0.90)

Net asset value, end of period	$15.34		$15.14		$15.09		$13.89	$15.91		$13.40

Market price, end of period	$14.55		$13.44		$13.48		$12.47	$16.25		$12.74

Total Return Applicable to Common Shareholders[4]
Based on net asset value	4.49%	[5]	6.76%		16.06%		(7.56)%	26.21%		3.15%

Based on market price	11.65%	[5]	6.09%		15.49%		(18.75)%	35.59%		(1.86)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.84%	[6,7]	1.76%		1.85%		1.83%	1.99%	[8]	1.60%	[8]

Total expenses after fees waived	1.84%	[6,7]	1.76%		1.85%		1.83%	1.99%	[8]	1.60%	[8]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[9]	1.44%	[6,7,10]	1.50%	[10]	1.56%	[10]	1.49% [10]	1.61%	[8,10]	1.33%	[8]

Net investment income	5.62%	[7]	5.65%		6.09%		5.41%	5.89%	[8]	7.35%	[8]

Distributions to AMPS Shareholders	—		—		—		—	0.02%		0.14%

Net investment income to Common Shareholders	5.62%	[7]	5.65%		6.09%		5.41%	5.87%		7.21%

Supplemental Data
Net assets applicable Common Shareholders, end of period (000)	$102,875		$101,509		$101,163		$93,145	$106,627		$89,726

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—		—		—	—		$34,250

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—		—		—	—		$90,493

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$34,200		$34,200		$34,200		$34,200	$34,200		—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$400,804		$396,809		$395,798		$372,353	$411,775		—

Borrowings outstanding, end of period (000)	$29,682		$29,682		$29,682		$34,096	$33,466		$30,617

Portfolio turnover rate	7%		11%		22%		33%	39%		24%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]

Includes reorganization costs associated with the Trust’s reorganization. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense would have been 1.72%, 1.72% and 1.32%, respectively, for the six months ended January 31, 2016.

[7]	Annualized.

[8]	Does not reflect the effect of distributions to AMPS Shareholders.

[9]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[10]

For the six months ended January 31, 2016 and the years ended July 31, 2015, July 31, 2014, July 31, 2013 and July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.29%, 1.17%, 1.19%, 1.17% and 1.31%, respectively.

See Notes to Financial Statements.

56	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Financial Highlights	BlackRock Municipal Target Term Trust (BTT)

	Six Months Ended January 31, 2016 (Unaudited)		Year Ended July 31,		Period August 30, 2012[1] to July 31, 2013
			2015	2014

Per Share Operating Performance
Net asset value, beginning of period	$22.73		$21.99	$18.75	$23.88	[2]

Net investment income[3]	0.53		1.09	1.12	0.80
Net realized and unrealized gain (loss)	1.46		0.61	3.23	(4.95)

Net increase (decrease) from investment operations	1.99		1.70	4.35	(4.15)

Distributions to Common Shareholders:[4]
From net investment income	(0.48)		(0.96)	(1.09)	(0.87)
From return of capital	—		—	(0.02)	(0.11)

Total distributions to Common Shareholders	(0.48)		(0.96)	(1.11)	(0.98)

Net asset value, end of period	$24.24		$22.73	$21.99	$18.75

Market price, end of period	$21.94		$20.80	$19.57	$18.42

Total Return Applicable to Common Shareholders[5]
Based on net asset value	9.09%	[6]	8.32%	24.50%	(18.00)%	[6]

Based on market price	7.90%	[6]	11.37%	12.78%	(23.05)%	[6]

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.11%	[7]	1.14%	1.22%	0.99%	[7]

Total expenses after fees waived and paid indirectly	1.03%	[7]	1.06%	1.21%	0.99%	[7]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[8]	0.61%	[7]	0.62%	0.72%	0.64%	[7]

Net investment income to Common Shareholders	4.57%	[7]	4.77%	5.61%	3.78%	[7]

Supplemental Data
Net assets, end of period (000)	$1,708,910		$1,602,414	$1,550,376	$1,321,835

RVMTP Shares outstanding at $5,000,000 liquidation value, end of period (000)	$750,000		$750,000	$750,000	$750,000

Asset coverage per RVMTP Shares at $5,000,000 liquidation value, end of period	$16,392,739		$15,682,760	$15,335,837	$13,812,236

Borrowings outstanding, end of period (000)	$184,120		$184,120	$184,120	$238,705

Portfolio turnover rate	12%		12%	6%	39%

[1]	Commencement of operations.

[2]	Net asset value, beginning of period, reflects a deduction of $1.125 per share sales charge from the initial offering price of $25.00 per share.

[3]	Based on average Common Shares outstanding.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or RVMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	57

Financial Highlights	BlackRock New Jersey Municipal Income Trust (BNJ)

	Six Months Ended January 31, 2016 (Unaudited)		Year Ended July 31
			2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$15.55		$15.61	$14.36	$16.17	$14.07		$14.38

Net investment income[1]	0.44		0.86	0.88	0.88	0.95		0.98
Net realized and unrealized gain (loss)	0.42		(0.01)	1.27	(1.75)	2.11		(0.32)
Distributions to AMPS Shareholders from net investment income	—		—	—	—	(0.01)		(0.03)

Net increase (decrease) from investment operations	0.86		0.85	2.15	(0.87)	3.05		0.63

Distributions to Common Shareholders from net investment income:[2]	(0.46)		(0.91)	(0.90)	(0.94)	(0.95)		(0.94)

Net asset value, end of period	$15.95		$15.55	$15.61	$14.36	$16.17		$14.07

Market price, end of period	$15.13		$14.61	$14.68	$13.67	$17.67		$14.10

Total Return Applicable to Common Shareholders[3]
Based on net asset value	5.69%	[4]	5.79%	16.01%	(5.82)%	22.25%		4.74%

Based on market price	6.77%	[4]	5.69%	14.60%	(17.95)%	33.30%		1.85%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.74%	[5]	1.80%	1.89%	1.81%	1.47%	[6]	1.25%	[6]

Total expenses after fees waived and paid indirectly	1.74%	[5]	1.79%	1.89%	1.81%	1.46%	[6]	1.24%	[6]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	1.15%	[5]	1.15%	1.18%	1.13%	1.18%	[6,8]	1.22%	[6]

Net investment income	5.59%	[5]	5.43%	5.96%	5.51%	6.28%	[6]	7.09%	[6]

Distributions to AMPS Shareholders	—		—	—	—	0.08%		0.21%

Net investment income to Common Shareholders	5.59%	[5]	5.43%	5.96%	5.51%	6.20%		6.88%

Supplemental Data
Net assets applicable Common Shareholders, end of period (000)	$122,232		$119,171	$119,509	$109,950	$123,497		$107,226

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—	—		$59,100

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—	—	—		$70,358

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$59,100		$59,100	$59,100	$59,100	$59,100		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$306,823		$301,643	$302,215	$286,040	$308,962		—

Borrowings outstanding, end of period (000)	$17,301		$17,301	$17,301	$17,302	$10,634		$3,859

Portfolio turnover rate	8%		12%	20%	9%	20%		20%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not reflect the effect of distributions to AMPS Shareholders.

[7]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[8]

For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.14%.

See Notes to Financial Statements.

58	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Financial Highlights	BlackRock New York Municipal Income Trust (BNY)

	Six Months Ended January 31, 2016 (Unaudited)		Year Ended July 31,
			2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$14.97		$14.68	$13.47	$15.53	$13.87		$14.27

Net investment income[1]	0.38		0.79	0.81	0.87	0.93		1.01
Net realized and unrealized gain (loss)	0.53		0.33	1.23	(2.06)	1.73		(0.39)
Distributions to AMPS Shareholders from net investment income	—		—	—	—	(0.01)		(0.03)

Net increase (decrease) from investment operations	0.91		1.12	2.04	(1.19)	2.65		0.59

Distributions to Common Shareholders from net investment income[2]	(0.41)		(0.83)	(0.83)	(0.87)	(0.99)		(0.99)

Net asset value, end of period	$15.47		$14.97	$14.68	$13.47	$15.53		$13.87

Market price, end of period	$15.93		$14.54	$13.79	$13.16	$16.73		$14.20

Total Return Applicable to Common Shareholders[3]
Based on net asset value	6.22%	[4]	8.00%	15.98%	(8.18)%	19.62%		4.39%

Based on market price	12.61%	[4]	11.67%	11.51%	(16.73)%	25.87%		0.94%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.67%	[5]	1.73%	1.82%	1.85%	1.49%	[6]	1.27%	[6]

Total expenses after fees waived and paid indirectly	1.67%	[5]	1.73%	1.82%	1.84%	1.49%	[6]	1.27%	[6]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	1.11%	[5]	1.12%	1.13%	1.14%	1.18%	[6,8]	1.22%	[6]

Net investment income	5.06%	[5]	5.24%	5.89%	5.71%	6.34%	[6]	7.35%	[6]

Distributions to AMPS Shareholders	—		—	—	—	0.08%		0.20%

Net investment income to Common Shareholders	5.06%	[5]	5.24%	5.89%	5.71%	6.26%		7.15%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$199,976		$193,299	$189,548	$173,976	$200,020		$177,993

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—	—		$94,500

Asset coverage per AMPS at $25,000 liquidation preference, end of period (000)	—		—	—	—	—		$72,089

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$94,500		$94,500	$94,500	$94,500	$94,500		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$311,615		$304,549	$300,580	$284,102	$311,661		—

Borrowings outstanding, end of period (000)	$30,680		$28,961	$28,461	$31,620	$32,847		$11,089

Portfolio turnover rate	9%		11%	26%	23%	24%		17%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not reflect the effect of distributions to AMPS Shareholders.

[7]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[8]

For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.13%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	59

Notes to Financial Statements (Unaudited)

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies. BlackRock California Municipal Income Trust, BlackRock Municipal Income Investment Trust, BlackRock Municipal Target Term Trust, BlackRock New, Jersey Municipal Income Trust, BlackRock New York Municipal Income Trust (collectively, the “Income Trusts”) and together with BlackRock Florida Municipal 2020 Term Trust are referred to herein collectively as the “Trusts”, or individually, a “Trust”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock California Municipal Income Trust	BFZ	Delaware	Non-diversified
BlackRock Florida Municipal 2020 Term Trust	BFO	Delaware	Non-diversified
BlackRock Municipal Income Investment Trust	BBF	Delaware	Non-diversified
BlackRock Municipal Target Term Trust	BTT	Delaware	Non-diversified
BlackRock New Jersey Municipal Income Trust	BNJ	Delaware	Non-diversified
BlackRock New York Municipal Income Trust	BNY	Delaware	Non-diversified

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., financial futures contracts), or certain borrowings (e.g., TOB transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In April 2015, the Financial Accounting Standards Board issued guidance to simplify the presentation of debt issuance costs in financial statements. Under the new guidance, a Trust is required to present such costs in the Statements of Assets and Liabilities as a direct deduction from the carrying value of the related debt liability rather than as an asset.

The standard is effective for financial statements with fiscal years beginning after December 15, 2015 and interim periods within those fiscal years. Although still evaluating the potential impacts of this new guidance, management expects that the effects of the Trusts’ adoption will be limited to the reclassification of any unamortized debt issuance costs on the Statements of Assets and Liabilities and the modification of related accounting policy disclosures in the Notes to Financial Statements.

60	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Notes to Financial Statements (continued)

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Trust’s investments and derivative financial instruments have been included in the Schedules of Investments.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	61

Notes to Financial Statements (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Trust may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of TOB transactions. The Trusts transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust generally issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Trust generally provide the Trust with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Trusts may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB Trust into which each Trust has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates may be purchased by the Liquidity Provider and are usually remarketed by a Remarketing Agent, which is typically an affiliated entity of the Liquidity Provider. The Remarketing Agent may also purchase the tendered TOB Trust Certificates for its own account in the event of a failed remarketing.

The TOB Trust may be collapsed without the consent of a Trust, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and/or a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider (defined below). In the case of an MTE, after the payment of fees, the TOB Trust Certificate holders would be paid before the TOB Residual holders (i.e., the Trusts). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificate holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates. During the six months ended January 31, 2016, no TOB Trusts in which a Trust participated were terminated without the consent of a Trust.

While a Trust’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally do not allow a Trust to borrow money for purposes of making investments. The Trusts’ management believes that a Trust’s restrictions on borrowings do not apply to the secured borrowings. Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Trust. A Trust typically invests the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in a Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

Volcker Rule Impact: On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which precludes banking entities and their affiliates from sponsoring and investing in TOB Trusts. Banking entities subject to the Volcker Rule were required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts

62	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Notes to Financial Statements (continued)

established after December 31, 2013 (“Non-Legacy TOB Trusts”), and by July 21, 2016, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

As a result, a new structure for TOB Trusts has been designed to ensure that no banking entity is sponsoring the TOB Trust. Specifically, a Trust will establish, structure and “sponsor” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to a third party bank will be performed by, or on behalf of, the Trusts. The Trusts have restructured any Non-Legacy TOB Trusts and are in the process of restructuring Legacy TOB Trusts in conformity with regulatory guidelines. Until all restructurings are completed, a Trust may, for a period of time, hold TOB Residuals in both Legacy TOB Trusts and non-bank sponsored restructured TOB Trusts.

Under the new TOB Trust structure, the Liquidity Provider or Remarketing Agent will no longer purchase the tendered TOB Trust Certificates even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Trust on an accrual basis. Interest expense incurred on the TOB transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to comply with the Volcker Rule, a Trust incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the six months ended January 31, 2016, the following table is a summary of the Trusts’ TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BFZ	$369,942,921	$169,448,780	0.01% - 0.23%	$160,473,242	0.62%
BBF	$56,637,621	$29,682,285	0.01% - 0.26%	$29,682,278	0.64%
BTT	$396,830,003	$184,119,974	0.01% - 0.16%	$184,119,974	0.98%
BNJ	$30,649,954	$17,301,282	0.01% - 0.26%	$17,301,282	0.78%
BNY	$57,244,895	$30,680,387	0.01% - 0.16%	$29,530,315	0.63%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Trusts, as TOB Residual holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The municipal bonds transferred to TOB Trusts with a credit enhancement are identified in the Schedules of Investments including the maximum potential amounts owed by the Trusts.

[2]

The Trusts may invest in TOB Trusts on either a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility, the Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then Trust the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Trust invests in a TOB Trust on a recourse basis, a Trust will usually enter into a reimbursement agreement with the Liquidity Provider where a Trust is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Trust invests in a recourse TOB Trust, a Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Trust at January 31, 2016, in proportion to its participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Trust at January 31, 2016.

5. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage economically their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: Certain Trusts invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), Financial futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

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Notes to Financial Statements (continued)

Upon entering into a financial futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Trusts as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

6. Investment Advisor Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory Fees

Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust, except BTT, pays the Manager a monthly fee based on a percentage of each Trust’s average weekly managed assets at the following annual rates:

	BFZ	BFO	BBF	BNJ	BNY
Investment advisory fee	0.58%	0.50%	0.60%	0.60%	0.60%

BTT pays the Manager a monthly fee based on a percentage of BTT’s average daily managed assets at an annual rate of 0.40%.

“Managed assets” and “net assets” each mean the total assets of the Trust minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred stock).

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investments in other affiliated investment companies, if any. For the six months ended January 31, 2016, the amounts waived were as follows:

	BFZ	BFO	BBF	BTT	BNJ	BNY
Amounts waived	$1	$4	—	$534	$40	$371

The Manager, for BTT, voluntarily agreed to waive its investment advisory fee by 0.05% of the daily managed assets. The amount waived is included in fees waived by the Manager in the Statements of Operations. For the six months ended January 31, 2016, the amount waived was $645,208. This waiver may be reduced or discontinued at any time without notice.

Officers and Trustees Fees

Certain officers and/or trustees of the Trusts are officers and/or trustees of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

7. Purchases and Sales:

For the six months ended January 31, 2016, purchases and sales of investments, excluding short-term securities, were as follows:

	BFZ	BFO	BBF	BTT	BNJ	BNY
Purchases	$116,890,622	$1,438,422	$11,007,689	$329,814,145	$15,174,660	$30,918,685
Sales	$98,458,516	$890,175	$10,901,090	$298,526,419	$15,661,265	$29,316,205

8. Income Tax Information:

It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

64	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Notes to Financial Statements (continued)

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns remains open for each of the four years ended July 31, 2015. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of January 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of period end, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	BFZ	BFO	BBF	BTT	BNJ	BNY
No expiration date[1]	—	—	$3,422,119	$69,873,864	$1,370,878	$6,598,100
2017	—	$389,104	—	—	—	2,408,109
2018	$11,710,510	62,100	6,208,886	—	842,367	1,480,575
2019	—	—	651,464	—	27,464	1,982,931

Total	$11,710,510	$451,204	$10,282,469	$69,873,864	$2,240,709	$12,469,715

[1]	Must be utilized prior to losses subject to expiration.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BFZ	BFO	BBF	BTT	BNJ	BNY
Tax cost	$607,092,192	$81,871,924	$117,500,265	$2,397,284,449	$165,001,934	$263,955,974

Gross unrealized appreciation	$75,762,763	$5,149,181	$18,464,338	$111,391,540	$17,421,689	$27,960,288
Gross unrealized depreciation	(467,691)	(1,607,737)	(432,372)	(17,320,761)	(2,056,460)	(951,066)

Net unrealized appreciation	$75,295,072	$3,541,444	$18,031,966	$94,070,779	$15,365,229	$27,009,222

9. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers of securities owned by the Trusts. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

There is no assurance that BFO will achieve its investment objective and BFO may return less than $15.00 per share. As BFO approaches its scheduled termination date, it is expected that the maturity of BFO’s portfolio securities will shorten, which is likely to reduce BFO’s income and distributions to shareholders.

The new TOB Trust structure resulting from the compliance with Volcker Rule remains untested. It is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or the Trusts’ ability to hold TOB Residuals. Under the new TOB Trust structure, the Trusts will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

There can be no assurance that the Trusts can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residual holdings prior to the compliance date for the Volcker Rule, which may require that the Trusts unwind existing TOB Trusts. There can be no assurance that

SEMI-ANNUAL REPORT	JANUARY 31, 2016	65

Notes to Financial Statements (continued)

alternative forms of leverage will be available to the Trusts and any alternative forms of leverage may be more or less advantageous to the Trusts than existing TOB leverage.

Should short-term interest rates rise, the Trusts’ investments in TOB transactions may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The SEC and various federal banking and housing agencies recently adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which take effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s Municipal Bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Trusts. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: BFZ, BFO, BNJ and BNY invest a substantial amount of their assets in issuers located in a single state or limited number of states. This may subject each Trust to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Trusts’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investment.

As of period end, BFZ, BFO and BNY invested a significant portion of their assets in securities in the county, city, special district and school district sector. BNJ invested a significant portion of its assets in securities in the transportation sector. Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

66	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Notes to Financial Statements (continued)

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	BNJ	BNY
Six Months Ended January 31, 2016	—	9,016
Year Ended July 31, 2015	4,837	—

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of a Trust. The 1940 Act prohibits the declaration of any dividend on a Trust’s Common Shares or the repurchase of a Trust’s Common Shares if a Trust fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if a Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BBF has issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”). The VRDP Shares include a liquidity feature and are currently in a special rate period, each as described below.

As of the period end, the VRDP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BBF	9/15/11	342	$34,200,000	10/01/41

Redemption Terms: BBF is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, BBF is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, BBF is required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of BBF. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends.

Liquidity Feature: The BBF entered into a fee agreement with the liquidity provider that requires a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between BBF and the liquidity provider was scheduled to expire on December 4, 2015. In October 2015, in connection with the commencement of a special rate period (as described below), BBF extended the fee agreement to October 22, 2018 unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and BBF does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, BBF is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, BBF is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance BBF will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: BBF may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. No remarketing fees are incurred during any special rate period (as described below).

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

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Notes to Financial Statements (continued)

For the six months ended January 31, 2016, the annualized dividend rate for the BBF’s VRDP Shares was 0.56%

Financial Reporting: The VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

Ratings: The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating.

Special Rate Period: On October 22, 2015, BBF commenced a three-year term ending April 18, 2018 (the “special rate period”), with respect to the VRDP Shares. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing. The short-term ratings on the VRDP Shares for BBF were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period.

If BBF redeems the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch, respectively, then such redemption is subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. Prior to April 18, 2018, the holder of the VRDP Shares and BBF may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors.

VMTP Shares

BFZ, BNJ and BNY define collectively, the “VMTP Trusts, have issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

As of period end, the VMTP Shares outstanding of each Trust were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
BFZ	3/22/12	1,713	$171,300,000	3/30/19
BNJ	3/22/12	591	$59,100,000	3/30/19
BNY	3/22/12	945	$94,500,000	3/30/19

Redemption Terms: Each VMTP Trust is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of a Trust’s VMTP Shares will be extended further or that a Trust’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, each VMTP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, each VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Trust’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Trust. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Trusts redeem the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and a Trust may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VMTP Shares were assigned a long-term rating of Aa2 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Trusts fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

68	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Notes to Financial Statements (continued)

For the six months ended January 31, 2016 the average annualized dividend rates for the VMTP Shares were as follows:

BFZ	BNJ	BNY
0.93%	0.93%	0.93%

Financial Reporting: The VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

For the six months end January 31, 2016, VMTP Shares issued and outstanding of each Trust remained constant.

RVMTP Shares

BTT has issued Series W-7 RVMTP Shares, $5,000,000 liquidation value per share, in a privately negotiated offering and sale of RVMTP Shares exempt from registration under the Securities Act.

As of period end, the RVMTP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
BTT	1/10/2013	50	$250,000,000	12/31/2030
	1/30/2013	50	$250,000,000	12/31/2030
	2/20/2013	50	$250,000,000	12/31/2030

Redemption Terms: BTT is required to redeem its RVMTP Shares on the term date or within six months of an unsuccessful remarketing, unless earlier redeemed or repurchased. There is no assurance that BTT’s RVMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the RVMTP Shares. In addition, BTT is required to redeem certain of its outstanding RVMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, BTT’s RVMTP Shares may be redeemed, in whole or in part, at any time at the option of BTT. The redemption price per RVMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing. The RVMTP Shares are subject to remarketing upon 90 days’ notice by holders of the RVMTP Shares and 30 days’ notice by BTT. Each remarketing must be at least six months apart from the last remarketing. A holder of RVMTP Shares may submit notice of remarketing only if such holder requests a remarketing of at least the lesser of (i) $100,000,000 of RVMTP Shares or (ii) all of the RVMTP Shares held by such holder. Amendments to the RVMTP governing document generally require the consent of the holders of RVMTP Shares.

Dividends: Dividends on the RVMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The initial fixed rate spread was agreed upon by the Purchaser and BTT on the initial date of issuance for the Series W-7 RVMTP Shares. The initial fixed rate spread may be adjusted at each remarketing or upon the agreement between BTT and all of the holders of the RVMTP Shares. In the event all of the RVMTP Shares submitted for remarketing are not successfully remarketed, a failed remarketing will occur, and all holders would retain their RVMTP Shares. In the event of a failed remarketing, the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. BTT has the right to reject any fixed spread determined at a remarketing, and such rejection would result in a failed remarketing and the fixed rate spread being set at the fixed rate spread applicable to such failed remarketing. The fixed rate spread applicable due to a failed remarketing depends on whether the remarketing was pursuant to a mandatory or non-mandatory tender. In the case of a failed remarketing following a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.75%. In the case of a failed remarketing not associated with a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.25%.

For six months ended January 31, 2016, the average annualized dividend rate for BTT’s RVMTP Shares was 0.66%.

Remarketing: In the event of a failed remarketing that is not subsequently cured, BTT will be required to redeem the RVMTP Shares subject to such failed remarketing on a date that is approximately 6 months from the remarketing date for such failed remarketing, provided that no redemption of any RVMTP Share may occur within 1 year of the date of issuance of such RVMTP Share. At the date of issuance, the RVMTP Shares were assigned long-term ratings of Aa1 from Moody’s and AAA from Fitch. The dividend rate on the RVMTP Shares is subject to a step-up spread if BTT fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

During the six months ended January 31, 2016, there were no RVMTP Shares that were tendered for remarketing.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	69

Notes to Financial Statements (concluded)

Financial Reporting: The RVMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the RVMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the RVMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The RVMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the RVMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

For the six months ended January 31, 2016, BTT’s RVMTP Shares issued and outstanding remained constant.

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP Shares, VMTP Shares and/or RVMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares, with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. For RVMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 18-year life of the RVMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

AMPS

As of the period end, BFO did not have any AMPS outstanding.

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

On February 25, 2016, the Board approved a proposal to change the name of the Trust from “BlackRock Municipal Target Term Trust” to “BlackRock Municipal 2030 Target Term Trust.” This name change became effective on March 1, 2016.

The Trusts paid a net investment income dividend in the following amounts per share on March 1, 2016 to shareholders of record on February 16, 2016:

Common Dividend Per Share
BFZ	$0.072200
BFO	$0.031000
BBF	$0.072375
BTT	$0.080000
BNJ	$0.075100
BNY	$0.069000

Additionally, the Trusts declared a net investment income dividend on March 1, 2016 payable to Common Shareholders of record on March 15, 2016:

Common Dividend Per Share
BFZ	$0.072200
BFO	$0.031000
BBF	$0.072375
BTT	$0.080000
BNJ	$0.075100
BNY	$0.064000

The dividends declared on Preferred Shares for the period February 1, 2016 to February 29, 2016 for the Trusts were as follows:

	Preferred Shares	Series	Dividends Declared
BFZ	VMTP	W-7	$126,228
BBF	VRDP	W-7	$24,660
BTT	RVMTP	W-7	$392,213
BNJ	VMTP	W-7	$45,550
BNY	VMTP	W-7	$69,636

At a special shareholder meeting on March 21, 2016, shareholders of BBF and BlackRock Municipal Bond Investment Trust (“BIE”) approved the reorganization of BIE with and into BBF, which is expected to be completed in May 2016.

Reorganization costs incurred by BBF and BIE in connection with the reorganization were expensed by each respective Trust. The Manager reimbursed a portion of the reorganization costs for each Trust, which is shown as reorganization costs reimbursed by Manager in the Statements of Operations.

70	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Officers and Trustees

Richard E. Cavanagh, Chair of the Board and Trustee

Karen P. Robards, Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee

Michael J. Castellano, Trustee and Member of the Audit Committee

Frank J. Fabozzi, Trustee and Member of the Audit Committee

Jerrold B. Harris, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee and Member of the Audit Committee

Barbara G. Novick, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Effective September 18, 2015, Robert W. Crothers resigned as a Vice President of the Trusts and Jonathan Diorio became a Vice President of the Trusts.

Effective December 31, 2015, Kathleen F. Feldstein and James T. Flynn retired as Trustees of the Trusts.

Effective January 11, 2016, Michael Perilli became co-portfolio manager of BBF. The other portfolio managers of BBF are Ted Jaeckel, Walter O’Connor and Robert Sneeden.

Effective March 1, 2016, Catherine A. Lynch was appointed to serve as a Trustee and a member of the Audit Committee of the Trusts.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Common Shares: Computershare Trust Company, N.A. Canton, MA 02021	VRDP Liquidity Provider Barclays Bank PLC New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	VRDP Tender and Paying Agent, RVMTP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	VRDP Remarketing Agent Barclays Capital, Inc. New York, NY 10019	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116 Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809

SEMI-ANNUAL REPORT	JANUARY 31, 2016	71

Additional Information

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

72	SEMI-ANNUAL REPORT	JANUARY 31, 2016

Additional Information (concluded)

General Information (concluded)

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

SEMI-ANNUAL REPORT	JANUARY 31, 2016	73

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-BK6-1/16-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a)	Not Applicable to this semi-annual report
(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) –    Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock California Municipal Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock California Municipal Income Trust

Date: April 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock California Municipal Income Trust
Date: April 1, 2016
By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock California Municipal Income Trust

Date: April 1, 2016

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